Exhibit 10.4

PERRIGO COMPANY

FIRST SUPPLEMENT TO MASTER NOTE PURCHASE AGREEMENT

Dated as of April 30, 2010

$115,000,000 4.91% Senior Notes, Series 2010-A, due April 30, 2017

$150,000,000 5.45% Senior Notes, Series 2010-B, due April 30, 2020

$150,000,000 5.55% Senior Notes, Series 2010-C, due April 30, 2022

PERRIGO COMPANY

515 Eastern Avenue

Allegan, MI 49010

Phone: 269-673-8451

Fax: 269-673-7534

FIRST SUPPLEMENT TO MASTER NOTE PURCHASE AGREEMENT

DATED AS OF MAY 29, 2008

Dated as of April 30, 2010

TO EACH OF THE PURCHASERS LISTED

IN THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

This First Supplement to Master Note Purchase Agreement (this “First Supplement” or this “Agreement”) is among PERRIGO COMPANY, a Michigan corporation (the “Company”), and the institutional investors named on the attached Schedule A (collectively, the “Purchasers”) hereto.

Reference is hereby made to the Master Note Purchase Agreement, dated as of May 29, 2008, by and among the Company and the purchasers listed on Schedule A thereto, as amended by that certain First Amendment to Master Note Purchase Agreement dated as of April 29, 2010 (as so amended and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement. Reference is further made to Section 1.2 of the Note Purchase Agreement, which provides that each series of Additional Notes will be issued pursuant to a Supplement.

The Company agrees with the Purchasers as follows:

1. Authorization of the New Series of Additional Notes. The Company has authorized the issue and sale of $115,000,000 in aggregate principal amount of Notes to be designated as its 4.91% Senior Notes, Series 2010-A, due April 30, 2017 (the “Series 2010-A Notes”), $150,000,000 in aggregate principal amount of Notes to be designated as its 5.45% Senior Notes, Series 2010-B, due April 30, 2020 (the “Series 2010-B Notes”) and $150,000,000 in aggregate principal amount of Notes to be designated as its 5.55% Senior Notes, Series 2010-C, due April 30, 2022 (the “Series 2010-C Notes”) and together with the Series 2010-A Notes and Series 2010-B Notes, collectively, the “Series 2010 Notes”, such term to include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Series 2010 Notes, together with the Series 2008 Notes heretofore issued pursuant to the Note Purchase Agreement and each series of Additional Notes that may from time to time hereafter be issued pursuant to the provisions of Section 1.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Series 2010-A Notes shall be substantially in the form set out in Exhibit 1-A to this First Supplement, the Series 2010-B Notes shall be substantially in the form set out in Exhibit 1-B to this First Supplement and the Series 2010-C Notes shall be substantially in the form set out in Exhibit 1-C to this First Supplement, in each case with such changes therefrom, if any, as may be approved by the Company and the Purchasers of such series of Notes.

2. Sale and Purchase of Series 2010 Notes. Subject to the terms and conditions herein and in the Note Purchase Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the First Supplement Closing provided for in Section 3, Series 2010 Notes in the series and in the principal amount specified opposite such Purchaser’s name in the attached Schedule A at the purchase price of 100% of the principal amount thereof. The obligations of the Purchasers are several and not joint obligations and each Purchaser shall have no liability to any Person for the performance or non-performance by any other Purchaser hereunder.

3. Closing. The sale and purchase of the Series 2010 Notes to be purchased by the Purchasers shall occur at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, New York 10022-4689 at 9:00 a.m., New York time, at a closing (the “First Supplement Closing”) on April 30, 2010 or on such other Business Day thereafter on or prior to May 5, 2010 as may be agreed upon by the Company and each of the Purchasers. At the First Supplement Closing, the Company will deliver to each Purchaser the Series 2010 Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Series 2010 Notes in denominations of at least $500,000 as such Purchaser may request) dated the date of the First Supplement Closing and registered in such Purchaser’s name (or in the name of such Purchaser’s nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to Account 860523, Perrigo Company at JPMorgan Chase Bank, N.A., 277 Park Avenue, New York, New York 10172, ABA No. 021000021. If at the First Supplement Closing the Company fails to tender such Series 2010 Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

4. Conditions to First Supplement Closing. Each Purchaser’s obligation to purchase and pay for the Series 2010 Notes to be sold to such Purchaser at the First Supplement Closing is subject to the fulfillment to such Purchaser’s reasonable satisfaction, prior to or at the First Supplement Closing, of the conditions set forth below:

(a) Each of the representations and warranties of the Company set forth in Section 8 hereof shall be correct in all material respects (except those representations and warranties that are qualified by materiality, which will be correct in all respects) when made and as of the date of the First Supplement Closing after giving effect to the Acquisition (it being understood that representations and warranties that speak as of a specific date or time need only be correct as of such date or time).

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(b) Contemporaneously with the First Supplement Closing, the Company shall sell to each Purchaser, and each Purchaser shall purchase, the Series 2010 Notes to be purchased by such Purchaser at the First Supplement Closing as specified in Schedule A to this First Supplement.

(c) Each Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of such First Supplement Closing (a) from Warner Norcross & Judd LLP, special counsel for the Company, covering the matters set forth in Exhibit 4(a)(i) to this First Supplement and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company instructs its counsel to deliver such opinions to the Purchasers), and (b) from Bingham McCutchen LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4(a)(ii) to this First Supplement and covering such other matters incident to such transactions as such Purchasers may reasonably request.

(d) Private Placement Numbers issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained by Bingham McCutchen LLP for each series of the Series 2010 Notes.

(e) Pursuant to and in accordance with the terms of that certain Merger Agreement, dated as of March 22, 2010 (the “Acquisition Agreement” and together with all other agreements, exhibits, schedules, annexes and documents executed or delivered in connection therewith, in each case as may be amended, modified or supplemented from time to time, collectively, the “Acquisition Documents”), by and among the Company, PBM Holdings, Inc., a Delaware corporation (“Holdings”), PBM Nutritionals, LLC, a Delaware limited liability company (“Nutritionals” and together with Holdings, the “Acquired Companies”), Pine Holdings Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“Pine Holdings Merger Sub”), Pine Nutritionals Merger Sub, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of the Company (“Pine Nutritionals Merger Sub”) and PBM Stakeholders, LLC, as stockholder representative, Pine Holdings Merger Sub shall have merged, or shall merge contemporaneously with the sale of the Series 2010 Notes hereunder, with and into Holdings and Pine Nutritionals Merger Sub shall have merged, or shall merge contemporaneously with the sale of the Series 2010 Notes hereunder, with and into Nutritionals and all of the outstanding Equity Interests of the Acquired Companies will be purchased for cash by the Company, such that, after giving effect to all such transactions, the Company shall own all of the issued and outstanding Equity Interests of the Acquired Companies (such transactions herein referred to as the “Acquisition”). The Company shall have delivered a copy of all of the Acquisition Documents certified in an Officer’s Certificate as being the true, correct and complete copies thereof.

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(f) The Company shall have delivered an unaudited balance sheet as at the date of the First Supplement Closing based on the Company’s December 26, 2009 balance sheet and with such adjustments thereto as shall be reasonable and appropriate in light of the circumstances existing at the time such adjustments are made in order to give pro forma effect to the Acquisition.

(g) The Company shall have delivered to each Purchaser an Officer’s Certificate, dated the date of the First Supplement Closing, certifying that the conditions specified in clauses (a), (i) and (m) have been fulfilled, and the Company and each Subsidiary Guarantor shall have executed and delivered a certificate of its Secretary or an Assistant Secretary, dated the date of the First Supplement Closing, certifying as to the resolutions attached thereto, its organizational documents and other corporate proceedings relating to the authorization, execution and delivery of the Series 2010 Notes and this First Supplement.

(h) The Purchasers shall have received a fully executed copy of the First Amendment to Collateral Agency and Intercreditor Agreement, dated as of April 30, 2010, by and among the Collateral Agent, JPMorgan Chase Bank, N.A., as Administrative Agent under the Credit Agreement and as Administrative Agent under the Term Loan Agreement, the requisite holders of the Series 2008 Notes and each of the Purchasers, pursuant to which (i) the Series 2010 Notes shall have been deemed to constitute Secured Obligations under, and as defined in, the Intercreditor Agreement, and (ii) each Purchaser that at such time is not a party to the Intercreditor Agreement shall have agreed to be bound by the terms and provisions set forth in the Intercreditor Agreement applicable to a “Secured Party” and a “2008 Noteholder” (as each such term is defined in the Intercreditor Agreement).

(i) The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the First Supplement Closing, and, after giving effect to the issue and sale of the Series 2010 Notes (and the application of the proceeds thereof as contemplated hereby), no Default or Event of Default shall have occurred and be continuing.

(j) On the date of the First Supplement Closing, each Purchaser’s purchase of the Series 2010 Notes to be purchased by such Purchaser shall (i) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation U, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If reasonably requested by any Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable it to determine whether such purchase is so permitted.

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(k) Without limiting the provisions of Section 15.1 of the Note Purchase Agreement, the Company shall have paid on or before the First Supplement Closing the reasonable and properly documented fees, charges and disbursements of the Purchasers’ special counsel to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the First Supplement Closing.

(l) At least three Business Days prior to the date of the First Supplement Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 hereof, including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Series 2010 Notes is to be deposited.

(m) The Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time since December 26, 2009.

(n) The Company shall have delivered fully executed copies of (i) the Credit Agreement, together with all amendments, supplements, waivers or modifications thereto through the date of the First Supplement Closing, and (ii) the Term Loan Agreement, together with all amendments, supplements, waivers or modifications thereto through the date of the First Supplement Closing, and (iii) the Subsidiary Guaranty, each other Guaranty executed in respect of the Notes (if any) and all of the Collateral Documents, in each case certified in an Officer’s Certificate as being the true, correct and complete copies thereof as of the First Supplement Closing.

(o) All corporate and other proceedings in connection with the transactions contemplated by this First Supplement and all documents and instruments incident to such transactions shall be reasonably satisfactory to each Purchaser and its special counsel, and each Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as it or they may reasonably request.

5. Prepayments; Maturity; Additional Interest.

(a) No Required Prepayments; Maturity. No regularly scheduled prepayments are due on the Series 2010-A Notes, the Series 2010-B Notes and the Series 2010-C Notes prior to their respective stated maturities. The entire unpaid principal balance of the Series 2010-A Notes, the Series 2010-B Notes and the Series 2010-C Notes shall be due and payable on the stated maturity thereof.

(b) Other Prepayment Provisions. The prepayment provisions set forth in Sections 8.2, 8.3, 8.4, 8.5, 8.6 and 8.7 of the Note Purchase Agreement shall apply with respect to the Series 2010 Notes.

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(c) Additional Interest. If the Consolidated Leverage Ratio shall exceed 3.25 to 1.00 on the last day of any fiscal quarter in the circumstances contemplated by the proviso to Section 6(a) below, the interest rate otherwise payable on the Notes shall be increased by 0.75% (the “Incremental Interest”) effective as of the first day of the next succeeding fiscal quarter. Such Incremental Interest shall continue to accrue through (but not beyond) the last day of the first fiscal quarter ending thereafter on which the Consolidated Leverage Ratio as of the last day of such fiscal quarter is not greater than 3.25 to 1.00.

6. Additional Covenants, etc.

(a) Consolidated Leverage Ratio. The Company will not permit the Consolidated Leverage Ratio, as of the end of any fiscal quarter, to be greater than 3.25 to 1.00; provided that, upon delivery of a notice invoking this proviso by the Company to the holders of the Notes not later than the last day of the fiscal quarter in which a Qualified Acquisition is consummated, such ratio may be greater than 3.25 to 1.00, but in no event greater than 3.50 to 1.00, on such last day and on the last day of each of the three fiscal quarters next succeeding such fiscal quarter, so long as the Company has paid all interest that has become due on the Notes (including, without limitation, all Incremental Interest payable pursuant to Section 5(c) of this First Supplement) on or prior to each such date.

Notwithstanding anything contained in the Note Purchase Agreement, for purposes of determining compliance with the Consolidated Leverage Ratio pursuant to this Section 6(a), any election by the Company or its Subsidiaries to measure an item of its Indebtedness using fair value (as permitted by FASB ASC 825-10-25 - Fair Value Option (formerly known as Statement of Financial Accounting Standards No. 159) or International Accounting Standard 39 or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

(b) Interest Coverage. The Company will not permit the ratio of Consolidated EBIT to Consolidated Interest Expense (in each case for the Company’s then most recently completed four fiscal quarters) to be less than 3.00 to 1.00 at any time.

(c) Priority Debt. The Company will not at any time permit Priority Debt to exceed 15% of Consolidated Adjusted Total Assets as of the end of the most recently completed fiscal quarter.

Notwithstanding anything contained in the Note Purchase Agreement, for purposes of determining compliance with this Section 6(c), any election by the Company or its Subsidiaries to measure an item of its Indebtedness using fair value (as permitted by FASB ASC 825-10-25 - Fair Value Option (formerly known as Statement of Financial Accounting Standards No. 159) or International Accounting Standard 39 or any similar accounting standard) shall be disregarded for purposes of determining the amount of Priority Debt at any time and such determination shall be made as if such election had not been made.

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(d) Additional Guarantees. Without limiting the provisions of Section 9.7 of the Note Purchase Agreement, the Company will cause each of Holdings and Nutritionals to execute and deliver to each holder of Notes a Joinder to the Subsidiary Guaranty in substantially the form of Exhibit A to the Subsidiary Guaranty on or before the date that is the earlier of (x) the date that is 5 Business Days after the date of the First Supplement Closing, and (y) the date on which such Person becomes a co-borrower under any Loan Agreement or a guarantor of Indebtedness in respect of any Loan Agreement, together with (i) a certificate of the Secretary or an Assistant Secretary for such Person, dated the date of the delivery of such Joinder, certifying as to (A) the authorizing resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Joinder to the Subsidiary Guaranty and (B) the copies of the charter, bylaws, operating agreement and other constitutive documents of such Person attached thereto, and (ii) an opinion of independent counsel dated the date of delivery of such Joinder reasonably satisfactory to the Required Holders covering the opinions set forth in paragraphs 2, 4, 5, 6, 7 and 9 of the form of opinion attached as Exhibit 4.4(a) to the Note Purchase Agreement.

(e) Remuneration for Amendments and Waivers. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or of the Note Purchase Agreement, the Subsidiary Guaranty or the Collateral Documents, unless (i) such remuneration is concurrently paid, on the same terms, ratably to each holder of Notes then outstanding that also enters into such waiver or amendment, and (ii) an amount equal to 50% of such remuneration is concurrently paid, on the same terms, ratably to each holder of Notes then outstanding that does not consent to such waiver or amendment. If, in the case of any waiver or amendment of any of the terms and provisions hereof, or of the Note Purchase Agreement, the Subsidiary Guaranty or the Collateral Documents, remuneration in excess of the amount set forth in clause (ii) above is paid to any holder of Notes that for any reason does not enter into such waiver or amendment, such excess remuneration shall also be paid to all other non-consenting holders in respect of such waiver or amendment.

The Company will not directly or indirectly grant any security or provide other credit support to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or of the Note Purchase Agreement, the Subsidiary Guaranty or the Collateral Documents, unless such security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

(f) Make-Whole Amount. All references to “actively traded U.S. Treasury securities” or “actively traded U.S. Treasury security” in the definition of “Reinvestment Yield” in Section 8.7 of the Note Purchase Agreement shall be deemed to refer to “actively traded on-the-run U.S. Treasury securities” or “actively traded on-the-run U.S. Treasury security”, respectively.

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7. Events of Default. The Company hereby acknowledges and agrees that (i) the failure of the Company to comply with Section 6(a) or Section 6(b) above as of the end of any fiscal quarter of the Company or its failure to comply with Section 6(c) above at any time shall constitute an Event of Default under Section 11(c) of the Note Purchase Agreement; (ii) the failure of the Company to comply with Section 6(d) or Section 6(e) above shall constitute an Event of Default under Section 11(d) of the Note Purchase Agreement; and (iii) any default by the Company in the performance of or compliance with Section 9.8(b) of the Note Purchase Agreement shall constitute an Event of Default under Section 11(c) of the Note Purchase Agreement (for the avoidance of doubt, nothing contained in this clause (iii) shall be deemed to change or modify the 10 Business Day period for delivery of any new Joinder to the Subsidiary Guaranty (together with all related documents and opinions) set forth in Section 9.7(a) of the Note Purchase Agreement).

8. Representations and Warranties. The Company hereby represents and warrants to each Purchaser as follows:

8.1 Organization; Power and Authority.

The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact. At the date of the Closing, the Company had the corporate power and authority to execute and deliver the Note Purchase Agreement and the Series 2008 Notes and, as of the date hereof, the Company has the corporate power and authority to execute and deliver this First Supplement and the Series 2010 Notes and to perform the provisions of the Note Purchase Agreement (as supplemented hereby) and the Notes.

8.2 Authorization, etc.

The Note Purchase Agreement, this First Supplement, the Collateral Documents to which the Company is a party and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and the Note Purchase Agreement and the Collateral Documents constitute, and upon execution and delivery hereof and thereof, this First Supplement and each Series 2010 Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, fraudulent transfer, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

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The Subsidiary Guaranty, this First Supplement and the Collateral Documents to which it is a party have been duly authorized by all necessary corporate or limited liability company action on the part of each Subsidiary Guarantor and upon execution and delivery hereof and thereof will constitute the legal, valid and binding obligations of each Subsidiary Guarantor, enforceable against each Subsidiary Guarantor in accordance with their terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, fraudulent transfer, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

8.3 Disclosure.

The Company, through its agent, J.P. Morgan Securities Inc., has delivered to each Purchaser a copy of a Private Placement Memorandum, dated March 2010 (the “Supplement Memorandum”), relating to the transactions contemplated by this First Supplement. The Note Purchase Agreement, the Supplement Memorandum (including the Company’s SEC filings referred to therein), the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company identified in Schedule 8.3 to the First Supplement by or on behalf of the Company in connection with the transactions contemplated by the Note Purchase Agreement and this First Supplement and the financial statements listed in Schedule 8.5 to the First Supplement (the Note Purchase Agreement, this First Supplement, the Supplement Memorandum and such documents, certificates or other writings and such financial statements delivered to each Purchaser prior to April 7, 2010 being referred to, collectively, as the “Supplement Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided, that, with respect to projected financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. Except as disclosed in the Supplement Disclosure Documents, since June 27, 2009, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Supplement Disclosure Documents.

8.4 Organization of Subsidiaries; Affiliates.

(a) Schedule 8.4 hereto contains complete and correct lists of: (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) the Company’s Affiliates, other than Subsidiaries, and (iii) the Company’s directors and senior officers.

(b) Each Subsidiary identified in Schedule 8.4 hereto is a corporation or other legal entity duly organized, validly existing and in good standing or equivalent under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such

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qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, and, if a party thereto, to execute and deliver the Subsidiary Guaranty, this First Supplement and the Collateral Documents and to perform the provisions hereof and thereof.

(c) No Subsidiary is a party to, or otherwise subject to any legal, regulatory, contractual or other restriction (other than the agreements listed on Schedule 8.4 hereto and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

(d) The signatories to the Confirmation attached to this First Supplement are all of the Subsidiary Guarantors as of the date of the First Supplement Closing.

8.5. Financial Statements.

The Company has delivered to each Purchaser a copy of the consolidated financial statements of the Company and its Subsidiaries listed on Schedule 8.5 hereto, as filed by the Company in accordance with Regulation S-X. All of said financial statements and the unaudited consolidated financial statements of the Company and its Subsidiaries for the fiscal quarters ending September 26, 2009 and December 26, 2009 (including in each case the related schedules and notes) as filed with the SEC in accordance with Regulation S-X fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as set forth in the notes thereto (subject, in the case of quarterly financial statements, to normal year-end adjustments).

8.6 Compliance with Laws, Other Instruments, etc.

The execution, delivery and performance by the Company of this First Supplement, the Note Purchase Agreement, the Collateral Documents to which it is a party and the Notes do not and will not (i) contravene, result in any breach of, or constitute a default under, or except as contemplated by the Note Purchase Agreement, this First Supplement and the Collateral Documents result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, except in each case, such as could not reasonably be expected to result in a Material Adverse Effect, (ii) violate the corporate charter or by-laws of the Company or any Subsidiary, (iii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iv) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

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The execution, delivery and performance by each Subsidiary Guarantor of the Subsidiary Guaranty, this First Supplement and the Collateral Documents to which it is a party do not and will not (i) contravene, result in any breach of, or constitute a default under, or except as contemplated by the Note Purchase Agreement, this First Supplement and the Collateral Documents result in the creation of any Lien in respect of any property of such Subsidiary Guarantor under, any agreement or instrument, to which such Subsidiary Guarantor is bound or by which such Subsidiary Guarantor or any of its properties may be bound or affected, except in each case, such as could not reasonably be expected to result in a Material Adverse Effect, (ii) violate the corporate charter or by-laws of such Subsidiary Guarantor, (iii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Subsidiary Guarantor or (iv) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Subsidiary Guarantor.

8.7 Governmental Authorizations, etc.

No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority was or is required in connection with the execution, delivery or performance by the Company of this First Supplement, the Note Purchase Agreement or the Notes, except for the filing of a Form 8-K with the SEC.

8.8 Litigation; Observance of Statutes and Orders.

(a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including Environmental Laws and the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

8.9 Taxes.

The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income

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or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not, individually or in the aggregate, Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The United States Federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended July 1, 2006.

8.10 Title to Property; Leases.

The Company and its Subsidiaries have good and sufficient title to, or valid leasehold interests in, their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Schedule 8.5 to the First Supplement or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by the Note Purchase Agreement, except where the failure to have good title or valid leasehold interests could not reasonably be expected to result in a Material Adverse Effect.

8.11 Licenses, Permits, etc.

(a) The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others.

(b) To the best knowledge of the Company, no product of the Company or any of its Subsidiaries infringes on any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person, except that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

8.12 Compliance with ERISA.

(a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 430 or 436 of the Code or section 4068 of ERISA, other than such liabilities or Liens as would not be individually or in the aggregate Material.

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(b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by an amount that, individually, or in the aggregate for all Plans, is Material. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with FASB ASC 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

(e) The execution and delivery of this First Supplement and the issuance and sale of the Series 2010 Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 8.12(e) is made in reliance upon and subject to the accuracy of each Purchaser’s representation in Section 10 as to the sources of the funds used to pay the purchase price of the Series 2010 Notes to be purchased by such Purchaser.

8.13. Private Offering by the Company.

Neither the Company nor anyone acting on its behalf has offered the Series 2010 Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person, other than not more than 65 Institutional Investors (as defined in clause (c) of the definition of such term) (including the Purchasers), each of which has been offered the Series 2010 Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series 2010 Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

13

8.14. Use of Proceeds; Margin Regulation.

Net proceeds from the sale of the Series 2010 Notes will be used to fund a portion of the purchase price in connection with the Acquisition, to pay fees and expenses related thereto and for general corporate purposes. No part of the proceeds from the sale of the Series 2010 Notes pursuant to this First Supplement will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221) so as to involve the Company or any holder of Notes in a violation of such Regulation (or so as to require any holder of Notes to make any filing under such Regulation), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of either the assets of the Company or the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

8.15 Existing Indebtedness; Future Liens.

(a) Except as described therein, Schedule 8.15 hereto sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of April 30, 2010 (pro forma to show the consummation of (i) the Acquisition and (ii) the transactions contemplated by this First Supplement) (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and guaranty thereof, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or any Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Except as disclosed in Schedule 8.15 hereto, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.4 of the Note Purchase Agreement.

(c) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as specifically indicated in Schedule 8.15 hereto.

14

8.16. Foreign Assets Control Regulations, etc.

(a) Absence of Foreign or Enemy Status. Neither the Company nor any Subsidiary is an “enemy” or an “ally of the enemy” within the meaning of section 2 of the Trading with the Enemy Act of the United States of America (50 U.S.C. App. §§ 1 et seq.), as amended. Neither the Company nor any Subsidiary is in violation of, none of the holders of Notes solely as a result of purchasing, holding, receiving any payment or exercising any rights in respect of, any Note, will be in violation of, and neither the issuance and sale of the Notes by the Company nor its use of the proceeds thereof as contemplated by this First Supplement will violate, (i) the Trading with the Enemy Act, as amended, the International Emergency Economic Powers Act, as amended, or any executive orders, proclamations or regulations issued pursuant thereto, or any of the foreign assets control regulations of the United States Department of the Treasury (31 C.F.R., Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, (ii) the Cuban Liberty and Democratic Solidarity (LIBERTAD) Act of 1996 (Pub.L. 104-114, 110 Stat. 785 (1996)), as amended, or (iii) the USA Patriot Act.

(b) Blocked Persons List and Anti-Terrorism Order. Neither the Company nor any Subsidiary (i) is a Person designated as a “Specially Designated National” or “Blocked Person” in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control of the United States Department of the Treasury or so designated in Section 1 of the Anti-Terrorism Order, or (ii) has any investments in, or engages in any dealings or transactions with, any Identified Person where such investments, dealings or transactions would cause the purchase, holding, or receipt of any payment or exercise of any rights in respect of, any Note by the holder thereof to be in violation of any of the laws or regulations identified in clause (a) or (b) of this Section 8.16. For purposes hereof, an “Identified Person” means a Person (x) who is designated as a “Specially Designated National” or “Blocked Person” on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control of the United States Department of the Treasury or designated in Section 1 of the Anti-Terrorism Order or (y) that is the government of any country, or that is located or organized in any country, or is a department, agency or instrumentality of, or is otherwise controlled by or acting on or behalf of, directly or indirectly, the government of any country, that is the target of any of the several economic sanctions programs administered by the Office of Foreign Assets Control of the United States Department of the Treasury (31 C.F.R. Parts 500 through 598).

8.17 Status under Certain Statutes.

Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended.

15

8.18 Environmental Matters.

(a) Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(b) Neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(c) Neither the Company nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect.

(d) All buildings on all real properties now owned, leased or operated by the Company or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

8.19. Acquisition; Transaction Costs.

(a) All Documents Provided; No Other Agreements. The Company has provided to the Purchasers true, correct and complete copies of the Acquisition Documents. Except as set forth on Schedule 8.19(a) hereto, there is no material agreement or understanding between any of the parties to the Acquisition Documents except as set forth in the Acquisition Documents.

(b) Closing of the Acquisition. The Acquisition has been closed, or is closing contemporaneously with the sale of the Series 2010 Notes hereunder, in accordance with the Acquisition Documents. On the date of the First Supplement Closing, except as described on Schedule 8.19(b) to the First Supplement, each of the representations and warranties made by the Company and, to the knowledge of the Company, made by the Acquired Companies in the Acquisition Documents is true and correct in all material respects, other than where the failure to be true and correct in all material respects could not reasonably be expected to have a Material Adverse Effect.

(c) Governmental Consent. All consents, approvals and authorizations of, and filings, registrations and qualifications with, any Governmental Authority on the part of the Company or the Acquired Companies required in connection with the consummation of the Acquisition have been obtained or made and remain in full force and effect, except for any thereof which the Company, the Acquired Companies, Pine Holdings Merger Sub

16

or Pine Nutritionals Merger Sub have failed to obtain if such failure, in the aggregate for all such consents, approvals, authorizations, filings, registrations and qualifications not so obtained or made, would not reasonably be expected to have a Material Adverse Effect.

9. Notices. All notices and communications provided to any Purchaser under this First Supplement or the Note Purchase Agreement shall be in writing and sent in the manner specified in Section 18 of the Note Purchase Agreement to such Purchaser or its nominee (as applicable) at the address specified for such communications in Schedule A to this First Supplement, or at such other address as such Purchaser or its nominee shall have specified to the Company in writing.

10. Representations of the Purchasers. Each Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series 2010 Notes by such Purchaser.

11. Applicability of Note Purchase Agreement. Except as modified by this First Supplement, the Company and each Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreement as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreement.

12. Miscellaneous. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement. This First Supplement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

*******

17

If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

Very truly yours,

PERRIGO COMPANY

By:	/s/ Judy L. Brown
Name: Judy L. Brown
Title: Executive Vice President and Chief Financial Officer

[Signature Page to First Supplement]

The foregoing is agreed to as of the date thereof.

METROPOLITAN LIFE INSURANCE COMPANY on behalf of itself and as investment manager to:

METLIFE INSURANCE COMPANY OF CONNECTICUT METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY
METLIFE INVESTORS USA INSURANCE COMPANY

By:	/s/ Judith A. Gulotta
Name:	Judith A. Gulotta
Title:	Managing Director

NEW YORK LIFE INSURANCE COMPANY COMPANY

By:	/s/ Colleen C. Cooney
Name:	Colleen C. Cooney
Title:	Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
By:	New York Life Investment Management LLC, Its Investment Manager

	By:	/s/ Colleen C. Cooney
	Name:	Colleen C. Cooney
	Title:	Vice President

FORETHOUGHT LIFE INSURANCE COMPANY
By:	New York Life Investment Management LLC, Its Investment Manager

	By:	/s/ Colleen C. Cooney
	Name:	Colleen C. Cooney
	Title:	Vice President

[Signature Page to First Supplement]

ING LIFE INSURANCE AND ANNUITY COMPANY ING USA ANNUITY AND LIFE INSURANCE COMPANY RELIASTAR LIFE INSURANCE COMPANY RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
By:	ING Investment Management LLC, as Agent

	By:	/s/ Christopher P. Lyons
	Name:	Christopher P. Lyons
	Title:	Senior Vice President

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Timothy S. Collins
Name:	Timothy S. Collins
Its:	Authorized Representative

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT

By:	/s/ Timothy S. Collins
Name:	Timothy S. Collins
Its:	Authorized Representative

[Signature Page to First Supplement]

PRINCIPAL LIFE INSURANCE COMPANY
By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

	By:	/s/ Alan P. Kress
Name: Alan P. Kress
Title: Counsel

	By:	/s/ Christopher J. Henderson
Name: Christopher J. Henderson
Title: Vice President and Associate General Counsel

SYMETRA LIFE INSURANCE COMPANY, a Washington Corporation
By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

	By:	/s/ Alan P. Kress
Name: Alan P. Kress
Title: Counsel

	By:	/s/ Christopher J. Henderson
Name: Christopher J. Henderson
Title: Vice President and Associate General Counsel

RGA REINSURANCE COMPANY, a Missouri Corporation
By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

	By:	/s/ Alan P. Kress
Name: Alan P. Kress
Title: Counsel

	By:	/s/ Christopher J. Henderson
Name: Christopher J. Henderson
Title: Vice President and Associate General Counsel

[Signature Page to First Supplement]

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ David S. Quackenbush
Name: David S. Quackenbush
Title: Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc., as investment manager

	By:	/s/ David S. Quackenbush
Name: David S. Quackenbush
Title: Vice President

ZURICH AMERICAN INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

	By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ David S. Quackenbush
Name: David S. Quackenbush
Title: Vice President

THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.

By:	Prudential Investment Management (Japan), Inc., as Investment Manager

	By:	Prudential Investment Management, Inc., as Sub-Adviser

	By:	/s/ David S. Quackenbush
Name: David S. Quackenbush
Title: Vice President

[Signature Page to First Supplement]

GATEWAY RECOVERY TRUST

By:	Prudential Investment Management, Inc., as Asset Manager

	By:	/s/ David S. Quackenbush
Name: David S. Quackenbush
Title: Vice President

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:	/s/ Ho Young Lee
Name: Ho Young Lee
Title: Managing Director

TRANSAMERICA LIFE INSURANCE COMPANY

By:	/s/ Debra R. Thompson
Name: Debra R. Thompson
Title: Vice-President

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Jerry D. Zinkula
Name: Jerry D. Zinkula

By:	/s/ Breege Farrell
Name: Breege Farrell
Authorized Signatories

[Signature Page to First Supplement]

AMERICAN HERITAGE LIFE INSURANCE COMPANY

By:	/s/ Jerry D. Zinkula
Name: Jerry D. Zinkula

By:	/s/ Breege Farrell
Name: Breege Farrell
Authorized Signatories

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC as Investment Adviser

	By:	/s/ Thomas P. Shea
Name: Thomas P. Shea
Title: Managing Director

C.M. LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC as Investment Adviser

	By:	/s/ Thomas P. Shea
Name: Thomas P. Shea
Title: Managing Director

HARTFORD LIFE INSURANCE COMPANY
By:	Hartford Investment Management Company Its Agent and Attorney-in-Fact

	By:	/s/ Ralph D. Witt
Name: Ralph D. Witt
Title: Vice President

[Signature Page to First Supplement]

JACKSON NATIONAL LIFE INSURANCE COMPANY
By:	PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company

	By:	/s/ Curtis A. Spillers
Name: Curtis A. Spillers
Title: Vice President

FORT DEARBORN LIFE INSURANCE COMPANY
By:	Advantus Capital Management, Inc.

	By:	/s/ James W. Tobin
Name: James W. Tobin
Title: Vice President

INDUSTRIAL-ALLIANCE PACIFIC LIFE INSURANCE COMPANY
By:	Advantus Capital Management, Inc.

	By:	/s/ James W. Tobin
Name: James W. Tobin
Title: Vice President

UNITED INSURANCE COMPANY OF AMERICA
By:	Advantus Capital Management, Inc.

	By:	/s/ James W. Tobin
Name: James W. Tobin
Title: Vice President

THE MUTUAL SAVINGS LIFE INSURANCE COMPANY
By:	Advantus Capital Management, Inc.

	By:	/s/ James W. Tobin
Name: James W. Tobin
Title: Vice President

[Signature Page to First Supplement]

AMERICAN REPUBLIC INSURANCE COMPANY
By:	Advantus Capital Management, Inc.

	By:	/s/ James W. Tobin
Name: James W. Tobin
Title: Vice President

THE CATHOLIC AID ASSOCIATION
By:	Advantus Capital Management, Inc.

	By:	/s/ Robert G. Diedrich
Name: Robert G. Diedrich
Title: Vice President

NEW ERA LIFE INSURANCE
By:	Advantus Capital Management, Inc.

	By:	/s/ Robert G. Diedrich
Name: Robert G. Diedrich
Title: Vice President

COLORADO BANKERS LIFE INSURANCE COMPANY
By:	Advantus Capital Management, Inc.

	By:	/s/ Robert G. Diedrich
Name: Robert G. Diedrich
Title: Vice President

TRUSTMARK INSURANCE COMPANY
By:	Advantus Capital Management, Inc.

	By:	/s/ Robert G. Diedrich
Name: Robert G. Diedrich
Title: Vice President

[Signature Page to First Supplement]

AMERICAN FIDELITY ASSURANCE COMPANY
By:	Advantus Capital Management, Inc.

	By:	/s/ Robert G. Diedrich
Name: Robert G. Diedrich
Title: Vice President

GREAT WESTERN INSURANCE COMPANY
By:	Advantus Capital Management, Inc.

	By:	/s/ James W. Tobin
Name: James W. Tobin
Title: Vice President

MONY LIFE INSURANCE COMPANY

By:	/s/ Amy Judd
Name: Amy Judd
Title: Investment Officer

AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Amy Judd
Name: Amy Judd
Title: Investment Officer

BANKERS LIFE AND CASUALTY COMPANY

By:	40|86 Advisors, Inc. acting as Investment Advisor

	By:	/s/ Timothy L. Powell
Name: Timothy L. Powell
Title: Vice President

[Signature Page to First Supplement]

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Cathy Schwartz
Name: Cathy Schwartz
Title: Assistant Vice President

By:	/s/ Diane W. Dales
Name: Diane W. Dales
Title: Assistant Secretary

PACIFIC LIFE & ANNUITY COMPANY

By:	/s/ Cathy Schwartz
Name: Cathy Schwartz
Title: Assistant Vice President

By:	/s/ Diane W. Dales
Name: Diane W. Dales
Title: Assistant Secretary

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY
By:	Provident Investment Management, LLC
Its:	Agent

	By:	/s/ Ben Vance
Name: Ben Vance
Title: Managing Director

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
By:	CIGNA Investments, Inc. (authorized agent)

	By:	/s/ Leonard Mazlish
Name: Leonard Mazlish
Title: Managing Director

[Signature Page to First Supplement]

LIFE INSURANCE COMPANY OF NORTH AMERICA
By:	CIGNA Investments, Inc. (authorized agent)

	By:	/s/ Leonard Mazlish
Name: Leonard Mazlish
Title: Managing Director

SUN LIFE ASSURANCE COMPANY OF CANADA

By:	/s/ Deborah J. Foss
Name: Deborah J. Foss
Title: Managing Director, Head of Private Debt Private Fixed Income

By:	/s/ Amy C. King
Name: Amy C. King
Title: Assistant Vice President and Senior Counsel

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:	/s/ Eve Hampton
Name: Eve Hampton
Title: Vice President, Investments

By:	/s/ Paul Runnalls
Name: Paul Runnalls
Title: Manager, Investments

AVIVA LIFE AND ANNUITY COMPANY
By:	Aviva Investors North America, Inc., Its authorized attorney-in-fact

	By:	/s/ Roger D. Fors
Name: Roger D. Fors
Title: VP-Private Fixed Income

[Signature Page to First Supplement]

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	/s/ John Mason
Name: John Mason
Title: V.P. Fixed Income Securities

LAFAYETTE LIFE INSURANCE COMPANY
By:	American United Life Insurance Company, its Agent

	By:	/s/ John Mason
Name: John Mason
Title: V.P. Fixed Income Securities

THE STATE LIFE INSURANCE COMPANY
By:	American United Life Insurance Company, its Agent

	By:	/s/ John Mason
Name: John Mason
Title: V.P. Fixed Income Securities

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN
By:	American United Life Insurance Company, its Agent

	By:	/s/ John Mason
Name: John Mason
Title: V.P. Fixed Income Securities

PIONEER MUTUAL LIFE INSURANCE COMPANY
By:	American United Life Insurance Company, its Agent

	By:	/s/ John Mason
Name: John Mason
Title: V.P. Fixed Income Securities

[Signature Page to First Supplement]

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
By:	Allianz of America, Inc. as the authorized signatory and investment manager

	By:	/s/ Pamela J. Cornell
Name: Pamela J. Cornell
Title: Vice President

CUNA MUTUAL INSURANCE SOCIETY
By:	MEMBERS Capital Advisors, Inc., acting as Investment Advisor

	By:	/s/ Allen R. Cantrell
Name: Allen R. Cantrell
Title: Director, Investments

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Justin P. Kavan
Name: Justin P. Kavan
Title: Vice President

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ David Divine
Name: David Divine
Title: Portfolio Manager

THE STANDARD FIRE INSURANCE COMPANY

By:	/s/ David D. Rowland
Name: David D. Rowland
Title: Senior Vice President

[Signature Page to First Supplement]

THE TRAVELERS INDEMNITY COMPANY

By:	/s/ David D. Rowland
Name: David D. Rowland
Title: Senior Vice President

LIFE INSURANCE COMPANY OF THE SOUTHWEST

By:	/s/ R. Scott Higgins
Name: R. Scott Higgins
Title: Senior Vice President Sentinel Asset Management

THE UNION CENTRAL LIFE INSURANCE COMPANY
By:	Summit Investment Partners, as Agent

	By:	/s/ Andrew S. White
Name: Andrew S. White
Title: Managing Director - Private Placements

AMERITAS LIFE INSURANCE CORP.
By:	Summit Investment Partners, as Agent

	By:	/s/ Andrew S. White
Name: Andrew S. White
Title: Managing Director - Private Placements

THRIVENT FINANCIAL FOR LUTHERANS

By:	/s/ Alan D. Onstad
Name: Alan D. Onstad
Title: Senior Director

[Signature Page to First Supplement]

FARM BUREAU PROPERTY & CASUALTY COMPANY

By:	/s/ Herman L. Riva
Name: Herman L. Riva
Title: Securities Vice President

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Jed R. Martin
Name: Jed R. Martin
Title: Vice President, Private Placements

[Signature Page to First Supplement]

CONFIRMATION

Each of the undersigned acknowledges receipt of the foregoing First Supplement to Master Note Purchase Agreement dated as of May 29, 2008 and confirms (a) the continuing validity and enforceability against such undersigned of the Guaranty to which such undersigned is a party, (b) that the Series 2010 Notes shall be included in the term “Notes” as used in such Guaranty, and (c) that references in such Guaranty to the “Note Purchase Agreement” shall mean the Note Purchase Agreement as modified by the foregoing First Supplement.

L. PERRIGO COMPANY PERRIGO COMPANY OF SOUTH CAROLINA, INC. PERRIGO PHARMACEUTICALS COMPANY PERRIGO INTERNATIONAL, INC. PERRIGO INTERNATIONAL HOLDINGS, INC. PERRIGO INTERNATIONAL HOLDINGS II, INC.

By:	/s/ Judy L. Brown
Name: Judy L. Brown
Title: Executive Vice President

[Signature Page to First Supplement]

Schedule A to First Supplement

INFORMATION RELATING TO PURCHASERS

Purchaser Name	METROPOLITAN LIFE INSURANCE COMPANY
Name in which to register Note(s)	METROPOLITAN LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	2010-A-1; $1,000,000 2010-B-1; $6,000,000 2010-C-1; $7,000,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

PPN:                             714290 B*3

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Schedule A-1

Purchaser Name	METROPOLITAN LIFE INSURANCE COMPANY
Address / Fax # for all notices and communications

Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Email: sec_invest_law@metlife.com

Instructions re Delivery of Notes	Metropolitan Life Insurance Company Securities Investments, Law Department 10 Park Avenue Morristown, New Jersey 07962 Attention: Karen Crockett, Esq.

Signature Block	METROPOLITAN LIFE INSURANCE COMPANY By:_________________________________________ Name: Title:

Tax identification number	13-5581829

Schedule A-2

Purchaser Name	METLIFE INSURANCE COMPANY OF CONNECTICUT
Name in which to register Note(s)	METLIFE INSURANCE COMPANY OF CONNECTICUT

Note registration number(s); principal amount(s)	2010-A-2; $4,000,000 2010-C-2; $2,000,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

PPN:                             714290 B*3

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for all notices and communications

MetLife Insurance Company of Connecticut

c/o Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

MetLife Insurance Company of Connecticut

c/o Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Email: sec_invest_law@metlife.com

Instructions re Delivery of Notes	MetLife Insurance Company of Connecticut c/o Metropolitan Life Insurance Company Securities Investments, Law Department 10 Park Avenue Morristown, New Jersey 07962 Attention: Karen Crockett, Esq.

Schedule A-3

Purchaser Name	METLIFE INSURANCE COMPANY OF CONNECTICUT
Signature Block	METLIFE INSURANCE COMPANY OF CONNECTICUT By: Metropolitan Life Insurance Company, Its Investment Manager By:_________________________________________ Name: Title:

Tax identification number	06-0566090

Schedule A-4

Purchaser Name	METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY
Name in which to register Note(s)	METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY

Note registration number(s); principal amount(s)	2010-C-3; $7,000,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for all notices and communications

Metropolitan Property and Casualty Insurance Company

c/o Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Property and Casualty Insurance Company

c/o Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Email: sec_invest_law@metlife.com

Instructions re Delivery of Notes

Metropolitan Property and Casualty Insurance Company

c/o Metropolitan Life Insurance Company

Securities Investments, Law Department

10 Park Avenue

Morristown, New Jersey 07962

Attention: Karen Crockett, Esq.

Schedule A-5

Purchaser Name	METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY
Signature Block	METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY By: Metropolitan Life Insurance Company, Its Investment Manager By:_________________________________________ Name: Title:

Tax identification number	13-2725441

Schedule A-6

Purchaser Name	METLIFE INVESTORS USA INSURANCE COMPANY
Name in which to register Note(s)	METLIFE INVESTORS USA INSURANCE COMPANY

Note registration number(s); principal amount(s)	2010-C-4; $9,000,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for all notices and communications

MetLife Investors USA Insurance Company

c/o Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

MetLife Investors USA Insurance Company

c/o Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Email: sec_invest_law@metlife.com

Instructions re Delivery of Notes	MetLife Investors USA Insurance Company c/o Metropolitan Life Insurance Company Securities Investments, Law Department 10 Park Avenue Morristown, New Jersey 07962 Attention: Karen Crockett, Esq.

Signature Block	METLIFE INVESTORS USA INSURANCE COMPANY By: Metropolitan Life Insurance Company, Its Investment Manager By:_________________________________________ Name: Title:

Tax identification number	54-0696644

Schedule A-7

Purchaser Name	NEW YORK LIFE INSURANCE COMPANY
Name in which to register Note(s)	NEW YORK LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	2010-A-3; $5,000,000 2010-B-2; $3,500,000 2010-C-5; $10,000,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

PPN:                             714290 B*3

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance Company

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attention: Financial Management

Securities Operations, 2nd Floor

Fax #: (908) 840-1603

With a copy sent via Email to: FIIGLibrary@nylim.com

Schedule A-8

Purchaser Name	NEW YORK LIFE INSURANCE COMPANY
Address / Fax # for all other notices

New York Life Insurance Company

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010

Attention: Fixed Income Investors Group

Private Finance, 2nd Floor

Fax #: (212) 447-4122

With a copy sent via Email to: FIIGLibrary@nylim.com

with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention: Office of General Counsel

Investment Section, Room 1016

Fax #: (212) 576-8340

Instructions re Delivery of Notes	New York Life Insurance Company c/o New York Life Investment Management LLC 51 Madison Avenue New York, New York 10010 Attn: Michael Boyd, Esq.

Signature Block	NEW YORK LIFE INSURANCE COMPANY By:_____________________________ Name: Title:

Tax identification number	13-5582869

Schedule A-9

Purchaser Name	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
Name in which to register Note(s)	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

Note registration number(s); principal amount(s)	2010-A-4; $5,000,000 2010-B-3; $3,500,000 2010-C-6; $7,000,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

PPN:                             714290 B*3

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attention: Financial Management

Securities Operations, 2nd Floor

Fax #: (908) 840-3385

With a copy sent via Email to: FIIGLibrary@nylim.com

Schedule A-10

Purchaser Name	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
Address / Fax # for all other notices

New York Life Insurance and Annuity Corporation

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attention: Fixed Income Investors Group

Private Finance, 2nd Floor

Fax #: (212) 447-4122

With a copy sent via Email to: FIIGLibrary@nylim.com

with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention: Office of General Counsel

Investment Section, Room 1016

Fax #: (212) 576-8340

Instructions re Delivery of Notes	New York Life Insurance Company c/o New York Life Investment Management LLC 51 Madison Avenue New York, New York 10010 Attn: Michael Boyd, Esq.

Signature Block	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION By: New York Life Investment Management LLC, Its Investment Manager By:_____________________________ Name: Title:

Tax identification number	13-3044743

Schedule A-11

Purchaser Name	FORETHOUGHT LIFE INSURANCE COMPANY
Name in Which Note is Registered	FORETHOUGHT LIFE INSURANCE COMPANY

Note Registration Number; Series; Principal Amount	2010-C-7; $1,000,000

Payment on Account of Note Method Account Information	Federal Funds Wire Transfer

Accompanying Information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address/Fax for Notices Related to Payments

Forethought Life Insurance Company

Attn: Russell L. Jackson

300 North Meridian, Suite 1800

Indianapolis, IN 46204

Phone: 317-223-2749

Email: russell.jackson@forethought.com

with copy to:

State Street Bank

Attn: Deb Hartner

801 Pennsylvania

Kansas City, MO 64105

(e) Phone: 816-871-9218

Email: DSHartner@statestreet.com

And a copy to:

New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010

Attention: Private Operations

Fax #: 908-840-3385

Email: NYLIM_PVT_OPS@NYLIM.com

Schedule A-12

Purchaser Name	FORETHOUGHT LIFE INSURANCE COMPANY
Address/Fax for All Other Notices

New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010

Attention: Fixed Income Investors Group

Private Finance, 2nd Floor

Fax #: (212) 447-4122

With a copy sent via Email to: FIIGLibrary@nylim.com

With a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention: Office of General Counsel

Investment Section, Room 1016

Fax #: (212) 576-8340

Instructions re: Delivery of Notes	DTC / New York Window 55 Water Street New York, NY 10041 Attention: Robert Mendez Ref: SSB Fund # 3N2Z. Cc: Michael Boyd, Esq.

Signature Block	FORETHOUGHT LIFE INSURANCE COMPANY By: New York Life Investment Management LLC, Its Investment Manager By:___________________________________ Name: Title:

Tax Identification Number	06-1016329

Schedule A-13

Purchaser Name	ING LIFE INSURANCE AND ANNUITY COMPANY
Name in which to register Note(s)	ING LIFE INSURANCE AND ANNUITY COMPANY

Note registration number(s); principal amount(s)	2010-A-5; $2,000,000 2010-B-4; $3,000,000 2010-C-8; $6,000,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

PPN:                             714290 B*3

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Operations/Settlements Fax: (770) 690-4886

Address / Fax # for all other notices	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5057

Schedule A-14

Purchaser Name	ING LIFE INSURANCE AND ANNUITY COMPANY
Instructions re Delivery of Notes

The Bank of New York Mellon

One Wall Street

Window A - 3rd Floor

New York, NY 10286

Ref: ILIAC /Acct. 216101

with copy to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Linda H. Freitag, Esq.

Fax: (770) 690-5346

Signature Block	ING LIFE INSURANCE AND ANNUITY COMPANY By: ING Investment Management LLC, as Agent By:_____________________________ Name: Title:

Tax identification number	71-0294708

Schedule A-15

Purchaser Name	ING USA ANNUITY AND LIFE INSURANCE COMPANY
Name in which to register Note(s)	ING USA ANNUITY AND LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	2010-A-6; $1,000,000 2010-B-5; $2,000,000 2010-C-9; $6,000,000

Payment on account of Note

Method	Federal Funds Wire Transfer

Account information

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

PPN:                             714290 B*3

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Operations/Settlements Fax: (770) 690-4886

Address / Fax # for all other notices	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5057

Schedule A-16

Purchaser Name	ING USA ANNUITY AND LIFE INSURANCE COMPANY
Instructions re Delivery of Notes

The Bank of New York Mellon

One Wall Street

Window A - 3rd Floor

New York, NY 10286

Ref: ING USA /Acct. 136373

with copy to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Linda H. Freitag, Esq.

Fax: (770) 690-5346

Signature Block	ING USA ANNUITY AND LIFE INSURANCE COMPANY By: ING Investment Management LLC, as Agent By:_____________________________ Name: Title:

Tax identification number	41-0991508

Schedule A-17

Purchaser Name	RELIASTAR LIFE INSURANCE COMPANY
Name in which to register Note(s)	RELIASTAR LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	2010-A-7; $1,000,000 2010-B-6; $2,000,000 2010-C-10; $4,500,000

Payment on account of Note

Method	Federal Funds Wire Transfer

Account information

Accompanying information

Name of Issuer:            PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

PPN:                             714290 B*3

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Operations/Settlements Fax: (770) 690-4886

Address / Fax # for all other notices	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5057

Schedule A-18

Purchaser Name	RELIASTAR LIFE INSURANCE COMPANY
Instructions re Delivery of Notes

The Bank of New York Mellon

One Wall Street

Window A - 3rd Floor

New York, NY 10286

Ref: RLIC /Acct. 187035

with copy to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Linda H. Freitag, Esq.

Fax: (770) 690-5346

Signature Block	RELIASTAR LIFE INSURANCE COMPANY By: ING Investment Management LLC, as Agent By:_____________________________ Name: Title:

Tax identification number	41-0451140

Schedule A-19

Purchaser Name	RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Name in which to register Note(s)	RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

Note registration number(s); principal amount(s)	2010-B-7; $1,000,000 2010-C-11; $1,500,000

Payment on account of Note

Method	Federal Funds Wire Transfer

Account information

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Operations/Settlements Fax: (770) 690-4886

Address / Fax # for all other notices	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5057

Instructions re Delivery of Notes

The Bank of New York Mellon

One Wall Street

Window A - 3rd Floor

New York, NY 10286

Ref: RLNY /Acct. 187038

with copy to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Linda H. Freitag, Esq.

Fax: (770) 690-5346

Schedule A-20

Purchaser Name	RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Signature Block	RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK By: ING Investment Management LLC, as Agent By:_____________________________ Name: Title:

Tax identification number	53-0242530

Schedule A-21

Purchaser Name	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

Senior Note Registration Number(s); Principal Amount(s)	2010-A-8; $7,000,000 2010-B-8; $16,000,000 2010-C-12; $6,000,000

Payment on account of Note

Method	Federal Funds Wire Transfer

Account information

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

PPN:                             714290 B*3

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Treasury & Investment Operations Fax: 414-625-6998

Address / Fax # for all other notices	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Securities Department Fax: 414-665-7124

Instructions re Delivery of Notes and closing documents	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Matthew E. Gabrys, Esq.

Schedule A-22

Purchaser Name	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Signature Block	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY By:________________________ Name: Its: Authorized Representative

Tax identification number	39-0509570

Schedule A-23

Purchaser Name	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT
Name in Which to Register Note(s)	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT

Senior Note Registration Number(s); Principal Amount(s)	2010-B-9; $1,000,000

Payment on account of Note

Method	Federal Funds Wire Transfer

Account information

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

PPN:                             714290 B*3

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Investment Operations Fax: 414-625-6998

Address / Fax # for all other notices	The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Securities Department Fax: 414-665-7124

Instructions re Delivery of Notes and closing documents	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Matthew E. Gabrys, Esq.

Schedule A-24

Purchaser Name	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT
Signature Block	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT By:______________________ Name: Its: Authorized Representative

Tax identification number	39-0509570

Schedule A-25

Purchaser Name	PRINCIPAL LIFE INSURANCE COMPANY
Name in which to register Note(s)	PRINCIPAL LIFE INSURANCE COMPANY

Note Registration Number(s); Principal Amount(s)	2010-A-9; $10,000,000 2010-A-10; $ 4,000,000

Payment on account of Note

Method	Federal Funds Wire Transfer

Account Information

Accompanying Information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

PPN:                             714290 B*3

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments

Principal Global Investors, LLC

711 High Street, G-26

Des Moines, IA 50392-0800

Attn: Fixed Income Private Placements

and via Email: Privateplacements2@exchange.principal.com

With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:

Principal Global Investors, LLC

711 High Street

Des Moines, IA 50392-0960

Attn: Investment Accounting Fixed Income Securities

Address / Fax # for all other notices	Principal Global Investors, LLC 711 High Street, G-26 Des Moines, IA 50392-0800 Attn: Fixed Income Private Placements and via Email: Privateplacements2@exchange.principal.com

Instructions re: delivery of Notes	Principal Global Investors, LLC 711 High Street, G-34 Des Moines, IA 50392-0301 Attn.: Sally Sorensen

Form signature block

PRINCIPAL LIFE INSURANCE COMPANY

By:          Principal Global Investors, LLC

                a Delaware limited liability company,

                 its authorized signatory

                 By:___________________________

                 Name:

                 Title:

                 By:___________________________

                 Name:

                 Title:

Tax Identification Number	42-0127290

Schedule A-26

Purchaser Name	SYMETRA LIFE INSURANCE COMPANY
Name in which to register Note(s)	CUDD & CO.

Note Registration Number(s); Principal Amount(s)	2010-B-10; $2,750,000

Payment on account of Note

Method	Federal Funds Wire Transfer

Account Information

Accompanying Information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments

Symetra Life Insurance Company

c/o Principal Global Investors, LLC

711 High Street, G-26

Des Moines, IA 50392-0800

Attn: Fixed Income Private Placements

and via Email: Privateplacements2@exchange.principal.com

With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:

Symetra Life Insurance Company

c/o Principal Global Investors, LLC

711 High Street

Des Moines, IA 50392-0960

Attn: Investment Accounting Fixed Income Securities

Address / Fax # for all other notices

Symetra Life Insurance Company

c/o Principal Global Investors, LLC

711 High Street, G-26

Des Moines, IA 50392-0800

Attn: Fixed Income Private Placements

and via Email: Privateplacements2@exchange.principal.com

Instructions re: delivery of Notes	Michael J. Persechino White Mountains Advisors, LLC 200 Hubbard Road Guilford, CT 06437 Cc: Sally Sorenson

Schedule A-27

Purchaser Name	SYMETRA LIFE INSURANCE COMPANY
Form signature block

SYMETRA LIFE INSURANCE COMPANY, a Washington Corporation

By:          Principal Global Investors, LLC

                a Delaware limited liability company,

                 its authorized signatory

                 By:___________________________

                 Name:

                 Title:

                 By:___________________________

                 Name:

                 Title:

Tax Identification Number	91-0742147

Schedule A-28

Purchaser Name	SYMETRA LIFE INSURANCE COMPANY
Name in which to register Note(s)	CUDD & CO.

Note Registration Number(s); Principal Amount(s)	2010-B-11; $8,000,000

Payment on account of Note

Method	Federal Funds Wire Transfer

Account Information

Accompanying Information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments

Symetra Life Insurance Company

c/o Principal Global Investors, LLC

711 High Street, G-26

Des Moines, IA 50392-0800

Attn: Fixed Income Private Placements

and via Email: Privateplacements2@exchange.principal.com

With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:

Symetra Life Insurance Company

c/o Principal Global Investors, LLC

711 High Street

Des Moines, IA 50392-0960

Attn: Investment Accounting Fixed Income Securities

Address / Fax # for all other notices

Symetra Life Insurance Company

c/o Principal Global Investors, LLC

711 High Street, G-26

Des Moines, IA 50392-0800

Attn: Fixed Income Private Placements

and via Email: Privateplacements2@exchange.principal.com

Instructions re: delivery of Notes	Michael J. Persechino White Mountains Advisors, LLC 200 Hubbard Road Guilford, CT 06437 Cc: Sally Sorenson

Schedule A-29

Purchaser Name	SYMETRA LIFE INSURANCE COMPANY
Form signature block

SYMETRA LIFE INSURANCE COMPANY, a Washington Corporation

By:         Principal Global Investors, LLC

               a Delaware limited liability company,

               its authorized signatory

               By:___________________________

               Name:

               Title:

               By:___________________________

               Name:

               Title:

Tax Identification Number	91-0742147

Schedule A-30

Purchaser Name	RGA REINSURANCE COMPANY
Name in which to register Note(s)	HARE & CO

Note Registration Number(s); Principal Amount(s)	2010-B-12; $2,250,000

Payment on account of Note Method Account Information	Federal Funds Wire Transfer

Accompanying Information

Name of Issuer:          PERRIGO COMPANY

Description  of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments

RGA Reinsurance Company

c/o Principal Global Investors, LLC

711 High Street, G-26

Des Moines, IA 50392-0800

Attn: Fixed Income Private Placements

and via Email: Privateplacements2@exchange.principal.com

With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:

RGA Reinsurance Company

c/o Principal Global Investors, LLC

711 High Street

Des Moines, IA 50392-0960

Attn: Investment Accounting Fixed Income Securities

Address / Fax # for all other notices	RGA Reinsurance Company c/o Principal Global Investors, LLC 711 High Street, G-26 Des Moines, IA 50392-0800 Attn: Fixed Income Private Placements

Instructions re: delivery of Notes	The Bank of New York Mellon One Wall Street - 3rd Floor Window A New York, NY 10286 Attn: RGA Re Private Placements PGI Anthony V. Saviano 212-635-6742 Account # 0000303819 Cc: Sally Sorenson

Schedule A-31

Purchaser Name	RGA REINSURANCE COMPANY
Form signature block

RGA REINSURANCE COMPANY, a Missouri Corporation

By:         Principal Global Investors, LLC

               a Delaware limited liability company,

               its authorized signatory

               By:___________________________

               Name:

               Title:

               By:___________________________

               Name:

               Title:

Tax Identification Number	43-1235868

Schedule A-32

Purchaser Name	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Name in which Notes are to be registered	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Registration number(s); principal amount(s)	2010-A-11; $3,450,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

Security No.                 INV11033

PPN:                               714290 B*3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address / Fax # for notices related to payments

The Prudential Insurance Company of America

c/o Investment Operations Group

Gateway Center Two, 10th Floor

100 Mulberry Street

Newark, NJ 07102-4077

Attn: Manager, Billings and Collections

with telephonic prepayment notices to:

Manager, Trade Management Group

Tel: 973-367-3141

Fax: 888-889-3832

Address / Fax # for all other notices	The Prudential Insurance Company of America c/o Prudential Capital Group Two Prudential Plaza 180 North Stetson Street, Suite 5600 Chicago, IL 60601-6716 Attn: Managing Director

Instructions re Delivery of Notes and closing sets	Prudential Capital Group Two Prudential Plaza 180 North Stetson Street, Suite 5600 Chicago, IL 60601-6716 Attn: Wiley S. Adams, Esq.

Signature Block	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By:___________________________________ Name: Title: Vice President

Tax identification number	22-1211670

Schedule A-33

Purchaser Name	PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Name in Which to Register Note(s)	PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Senior Note Registration Number(s); Principal Amount(s)	2010-A-12; $5,500,000

Payment on Account of Note Method Account Information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

Security                        No. INV11033

PPN:                              714290 B*3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments

Prudential Retirement Insurance and Annuity Company

c/o Prudential Investment Management, Inc.

Private Placement Trade Management

PRIAC Administration

Gateway Center Four, 7th Floor

100 Mulberry Street

Newark, NJ 07102

Phone: 973-802-8107

Fax: 888-889-3832

Address/Fax for All Other Notices	The Prudential Insurance Company of America c/o Prudential Capital Group Two Prudential Plaza 180 North Stetson Street, Suite 5600 Chicago, IL 60601-6716 Attn: Managing Director

Instructions re: Delivery of Notes	Prudential Capital Group Two Prudential Plaza 180 North Stetson Street, Suite 5600 Chicago, IL 60601-6716 Attn: Wiley S. Adams, Esq.

Signature Block	PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY By: Prudential Investment Management, Inc., as investment manager By:___________________________________ Name: Title: Vice President

Tax Identification Number	06-1050034

Schedule A-34

Purchaser Name	PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Name in Which to Register Note(s)	PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Senior Note Registration Number(s); Principal Amount(s)	2010-A-13; $1,000,000

Payment on Account of Note Method Account Information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

Security No.                 INV11033

PPN:                              714290 B*3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments

Prudential Retirement Insurance and Annuity Company

c/o Prudential Investment Management, Inc.

Private Placement Trade Management

PRIAC Administration

Gateway Center Four, 7th Floor

100 Mulberry Street

Newark, NJ 07102

Phone: 973-802-8107

Fax: 888-889-3832

Address/Fax for All Other Notices	The Prudential Insurance Company of America c/o Prudential Capital Group Two Prudential Plaza 180 North Stetson Street, Suite 5600 Chicago, IL 60601-6716 Attn: Managing Director

Instructions re: Delivery of Notes	Prudential Capital Group Two Prudential Plaza 180 North Stetson Street, Suite 5600 Chicago, IL 60601-6716 Attn: Wiley S. Adams, Esq.

Signature Block	PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY By: Prudential Investment Management, Inc., as investment manager By:___________________________________ Name: Title: Vice President

Tax Identification Number	06-1050034

Schedule A-35

Purchaser Name	ZURICH AMERICAN INSURANCE COMPANY
Name in Which to Register Note(s)	HARE & CO.

Senior Note Registration Number(s); Principal Amount(s)	2010-A-14; $3,050,000

Payment on Account of Note Method Account Information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

Security                         No. INV11033

PPN:                             714290 B*3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments

Zurich North America

Attn: Treasury T1-19

1400 American Lane

Schaumburg, IL 60196-1056

Contact: Mary Fran Callahan, Vice President-Treasurer

Telephone: (847) 605-6447

Facsimile: (847) 605-7895

E-mail: mary.callahan@zurichna.com

Address/Fax for All Other Notices	Prudential Private Placement Investors, L.P. c/o Prudential Capital Group Two Prudential Plaza 180 North Stetson, Suite 5600 Chicago, IL 60601-6716 Attention: Managing Director

Instructions re: Delivery of Notes	Bank of New York Window A One Wall Street, 3rd Floor New York, NY 10286 Ref: Zurich American Insurance Co.-Private Placements; Account Number: 399141 Cc: Prudential Capital Group

Schedule A-36

Signature Block

ZURICH AMERICAN INSURANCE COMPANY

By:         Prudential Private Placement Investors,

               L.P. (as Investment Advisor)

               By:         Prudential Private Placement Investors, Inc.

                               (as its General Partner)

                By:___________________________________

               Name:

               Title:       Vice President

Tax Identification Number	13-6062916

Schedule A-37

Purchaser Name	THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.
Name in Which to Register Note(s)	THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.

Senior Note Registration Number(s); Principal Amount(s)	2010-B-13; $5,500,000

Payment on Account of Note Method Account Information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

Security No.                 INV11033

PPN:                             714290 B@1

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments

The Prudential Life Insurance Company, Ltd.

2-13-10, Nagatacho

Chiyoda-ku, Tokyo 100-8953, Japan

Telephone: 81-3-5501-5190

Facsimile: 81-3-5501-5037

Attention: Osamu Egi, Team Leader of the Financial Reporting Team

Email: osamu.egi@prudential.com

Address/Fax for All Other Notices	Prudential Private Placement Investors, L.P. c/o Prudential Capital Group Two Prudential Plaza 180 N. Stetson Street, Suite 5600 Chicago, IL 60601 Attn: Managing Director

Instructions re: Delivery of Notes	Prudential Capital Group Two Prudential Plaza 180 N. Stetson Street, Suite 5600 Chicago, IL 60601 Attn: Wiley S. Adams, Esq.

Signature Block

THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.

By:         Prudential Investment Management (Japan),

               Inc., as Investment Manager

               By:         Prudential Investment Management, Inc.,

                               as Sub-Adviser

                By:___________________________________

               Name:

               Title:       Vice President

Tax Identification Number	98-0433392

Schedule A-38

Purchaser Name	GATEWAY RECOVERY TRUST
Name in Which to Register Note(s)	HARE & CO.

Senior Note Registration Number(s); Principal Amount(s)	2010-B-14; $5,500,000

Payment on Account of Note Method Account Information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

Security No.                 INV11033

PPN:                             714290 B@1

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments

Gateway Recovery Trust

c/o The Bank of New York Mellon Corporation

601 Travis, 16th Floor

Houston, TX 77002

Attention: Patty Barbarino, Vice President

Phone: 713-483-6033

Facsimile: 713-483-6627

E-mail: patty.barbarino@bankofny.com

With copy to:

Gateway Recovery Trust

c/o The Bank of New York Mellon Corporation

601 Travis, 16th Floor

Houston, TX 77002

Attention: Lucia Martinez

Phone: 713-483-6038

Facsimile: 713-483-6627

E-mail: lucia.martinez@bankofny.com

With an additional copy to:

Prudential Investment Management, Inc.

c/o Investment Operations Group

Three Gateway Center, 12th Floor

100 Mulberry Street

Newark, NJ 07102-4077

Attn: Manager

Schedule A-39

Address/Fax for All Other Notices	Prudential Investment Management, Inc. c/o Prudential Capital Group Two Prudential Plaza 180 North Stetson, Suite 5600 Chicago, IL 60601-6716 Attn: Managing Director

Instructions re: Delivery of Notes	The Bank of New York Corporate Trust Group 601 Travis, 16th Floor Houston, TX 77002 Attention: Patty Barbarino Ref: Account Number 231923 Cc: Prudential Capital Group

Signature Block	GATEWAY RECOVERY TRUST By: Prudential Investment Management, Inc., as Asset Manager By:___________________________________ Name: Title: Vice President

Tax Identification Number	51-0371876

Schedule A-40

Purchaser Name	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
Name in which to register Note(s)	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Note registration number(s); principal amount(s)	2010-B-15; $16,000,000 2010-C-13; $6,000,000

Payment on account of Note Method Account information	Automated Clearing House System

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, NY 10017

Attn: Securities Accounting Division

Phone: 212-916-4109

Fax: 212-916-6955

With a copy to:

JPMorgan Chase Bank, N.A.

P.O. Box 35308

Newark, NJ 07101

And:

Teachers Insurance and Annuity Association of America

8500 Andrew Carnegie Boulevard

Charlotte, NC 28262

Attn: Global Private Markets

Tel: 704-988-4238 (Brian Roelke)

        704-988-1000 (General Number)

Fax: 704-988-4916

Email: broelke@tiaa-cref.org

Schedule A-41

Purchaser Name	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
Address / Fax # for all other notices

Teachers Insurance and Annuity Association of America

8500 Andrew Carnegie Boulevard

Charlotte, NC 28262

Attn: Global Private Markets

Tel: 704-988-4238 (Brian Roelke)

        704-988-1000 (General Number)

Fax: 704-988-4916

Email: broelke@tiaa-cref.org

Instructions re Delivery of Notes	JPMorgan Chase Bank, N.A. 4 New York Plaza Ground Floor Window New York, NY 10004 For TIAA A/C# G07040

Signature Block	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA By:____________________________ Name: Title:

Tax identification number	13-1624203

Schedule A-42

Purchaser Name	TRANSAMERICA LIFE INSURANCE COMPANY
Name in which to register Note(s)	TRANSAMERICA LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	2010-A-15; $8,000,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

PPN:                             714290 B*3

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	AEGON USA Investment Management, LLC Attn: Custody Operations-Privates MS 5335 4333 Edgewood Road NE Cedar Rapids, IA 52499-5335 Email: paymentnotifications@aegonusa.com

Address / Fax # for all other notices

AEGON USA Investment Management, LLC

Attn: Director of Private Placements

400 West Market Street

Louisville, KY 40202

Tel: (502) 560-2769

Fax: (502) 560-2030

and

AEGON USA Investment Management, LLC

Attn: Director of Private Placements

4333 Edgewood Road N.E.

Cedar Rapids, IA 52499-5335

Tel: (319) 355-2432

Fax: (319) 355-2666

Instructions re Delivery of Notes

A singed copy of the Note must be sent to Custody Operations-Privates via fax at 888-652-8024 or email INVCustodayTeam@AEGONUSA.com for verification. A letter with Custody Bank Instructions will be sent back. This Letter along with the Notes should be sent to the Custodian Bank.

Signature Block	TRANSAMERICA LIFE INSURANCE COMPANY By:_________________________ Name: Title:

Tax identification number	39-0989781

Schedule A-43

Purchaser Name	TRANSAMERICA LIFE INSURANCE COMPANY
Name in which to register Note(s)	TRANSAMERICA LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	2010-C-14; $12,000,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	AEGON USA Investment Management, LLC Attn: Custody Operations-Privates MS 5335 4333 Edgewood Road NE Cedar Rapids, IA 52499-5335 Email: paymentnotifications@aegonusa.com

Address / Fax # for all other notices

AEGON USA Investment Management, LLC

Attn: Director of Private Placements

400 West Market Street

Louisville, KY 40202

Tel: (502) 560-2769

Fax: (502) 560-2030

and

AEGON USA Investment Management, LLC

Attn: Director of Private Placements

4333 Edgewood Road N.E.

Cedar Rapids, IA 52499-5335

Tel: (319) 355-2432

Fax: (319) 355-2666

Instructions re Delivery of Notes

A singed copy of the Note must be sent to Custody Operations-Privates via fax at 888-652-8024 or email INVCustodayTeam@AEGONUSA.com for verification. A letter with Custody Bank Instructions will be sent back. This Letter along with the Notes should be sent to the Custodian Bank.

Signature Block	TRANSAMERICA LIFE INSURANCE COMPANY By:_________________________ Name: Title:

Tax identification number	39-0989781

Schedule A-44

Purchaser Name	ALLSTATE LIFE INSURANCE COMPANY
Name in which Notes are to be registered	ALLSTATE LIFE INSURANCE COMPANY

Registration number(s); principal amount(s)	2010-A-16; $6,000,000 2010-A-17; $6,000,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

PPN:                             714290 B*3

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to scheduled payments, payments or rate resets

Allstate Investments LLC

Investment Operations - Private Placements

3075 Sanders Road, STE G4A

Northbrook, IL 60062-7127

Tel: 847-402-6672 Private Placements

Fax: 847-326-7032

And via Email: PrivateIOD@allstate.com

Address / Fax # for all other notices	Allstate Investments LLC Private Placements Department 3075 Sanders Road, STE G3A Northbrook, IL 60062-7127 Tel: 847-402-7117 Fax: 847-402-3092 Email: PrivateCompliance@allstate.com

Instructions re Delivery of Notes	Citibank N.A. 333 Park Avenue Level B Vault New York, N.Y. 10022 Attn: Danny Reyes For Allstate Life Insurance Company/Safekeeping Account No. 846627

Signature Block	ALLSTATE LIFE INSURANCE COMPANY By:__________________________________ Name: By:__________________________________ Name: Authorized Signatories

Tax identification number	36-2554642

Schedule A-45

Purchaser Name	ALLSTATE LIFE INSURANCE COMPANY
Name in which Notes are to be registered	ALLSTATE LIFE INSURANCE COMPANY

Registration number(s); principal amount(s)	2010-B-16; $3,000,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to scheduled payments, payments or rate resets

Allstate Investments LLC

Investment Operations - Private Placements

3075 Sanders Road, STE G4A

Northbrook, IL 60062-7127

Tel: 847-402-6672 Private Placements

Fax: 847-326-7032

And via Email: PrivateIOD@allstate.com

Address / Fax # for all other notices	Allstate Investments LLC Private Placements Department 3075 Sanders Road, STE G3A Northbrook, IL 60062-7127 Tel: 847-402-7117 Fax: 847-402-3092 Email: PrivateCompliance@allstate.com

Instructions re Delivery of Notes	Citibank N.A. 333 Park Avenue Level B Vault New York, N.Y. 10022 Attn: Danny Reyes For Allstate Life Insurance Company/Safekeeping Account No. 846627

Signature Block	ALLSTATE LIFE INSURANCE COMPANY By:__________________________________ Name: By:__________________________________ Name: Authorized Signatories

Tax identification number	36-2554642

Schedule A-46

Purchaser Name	AMERICAN HERITAGE LIFE INSURANCE COMPANY
Name in which Notes are to be registered	AMERICAN HERITAGE LIFE INSURANCE COMPANY

Registration number(s); principal amount(s)	2010-A-18; $2,000,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

PPN:                             714290 B*3

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to scheduled payments, payments or rate resets

Allstate Investments LLC

Investment Operations - Private Placements

3075 Sanders Road, STE G4A

Northbrook, IL 60062-7127

Tel: 847-402-6672 Private Placements

Fax: 847-326-7032

And via Email: PrivateIOD@allstate.com

Address / Fax # for all other notices	Allstate Investments LLC Private Placements Department 3075 Sanders Road, STE G3A Northbrook, IL 60062-7127 Tel: 847-402-7117 Fax: 847-402-3092 Email: PrivateCompliance@allstate.com

Instructions re Delivery of Notes	Citibank N.A. 333 Park Avenue Level B Vault New York, N.Y. 10022 Attn: Danny Reyes For American Heritage Life Insurance Company/Safekeeping Account No. 846928

Signature Block	AMERICAN HERITAGE LIFE INSURANCE COMPANY By:__________________________________ Name: By:__________________________________ Name: Authorized Signatories

Tax identification number	59-0781901

Schedule A-47

Purchaser Name	AMERICAN HERITAGE LIFE INSURANCE COMPANY
Name in which Notes are to be registered	AMERICAN HERITAGE LIFE INSURANCE COMPANY

Registration number(s); principal amount(s)	2010-B-17; $2,000,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to scheduled payments, payments or rate resets

Allstate Investments LLC

Investment Operations - Private Placements

3075 Sanders Road, STE G4A

Northbrook, IL 60062-7127

Tel: 847-402-6672 Private Placements

Fax: 847-326-7032

And via Email: PrivateIOD@allstate.com

Address / Fax # for all other notices	Allstate Investments LLC Private Placements Department 3075 Sanders Road, STE G3A Northbrook, IL 60062-7127 Tel: 847-402-7117 Fax: 847-402-3092 Email: PrivateCompliance@allstate.com

Instructions re Delivery of Notes	Citibank N.A. 333 Park Avenue Level B Vault New York, N.Y. 10022 Attn: Danny Reyes For American Heritage Life Insurance Company/Safekeeping Account No. 846928

Signature Block	AMERICAN HERITAGE LIFE INSURANCE COMPANY By:__________________________________ Name: By:__________________________________ Name: Authorized Signatories

Tax identification number	59-0781901

Schedule A-48

Purchaser Name	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
Name in which Notes are to be registered	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

Registration number(s); principal amount(s)	2010-B-18; $6,100,000 2010-C-15; $10,450,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments

Massachusetts Mutual Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street, Suite 200

PO Box 15189

Springfield, MA 01115-5189

Attn: Securities Custody and Collection Department

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803.

Address / Fax # for all other notices	Massachusetts Mutual Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 PO Box 15189 Springfield, MA 01115-5189 Attn: Securities Investment Division

Instructions re Delivery of Notes	Massachusetts Mutual Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street, 28th Floor Springfield, MA 01115 Attn: Steven Katz, Esq.

Schedule A-49

Purchaser Name	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
Signature Block	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Adviser By:_________________________________________ Name: Title:

Tax identification number	04-1590850

Schedule A-50

Purchaser Name	C.M. LIFE INSURANCE COMPANY
Name in which Notes are to be registered	C.M. LIFE INSURANCE COMPANY

Registration number(s); principal amount(s)	2010-B-19; $900,000 2010-C-16; $1,550,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Secuirty:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments

C.M. Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street, Suite 200

PO Box 15189

Springfield, MA 01115-5189

Attn: Securities Custody and Collection Department

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803.

Address / Fax # for all other notices	C.M. Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 PO Box 15189 Springfield, MA 01115-5189 Attn: Securities Investment Division

Instructions re Delivery of Notes	Massachusetts Mutual Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street, 28th Floor Springfield, MA 01115 Attn: Steven Katz, Esq.

Schedule A-51

Purchaser Name	C.M. LIFE INSURANCE COMPANY
Signature Block	C.M. LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Adviser By:_________________________________________ Name: Title:

Tax identification number	06-1041383

Schedule A-52

Purchaser Name	HARTFORD LIFE INSURANCE COMPANY
Name in which to register Note(s)	HARTFORD LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	2010-A-19; $5,000,000 2010-A-20; $5,000,000 2010-A-21; $1,000,000

Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

PPN:                             714290 B*3

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	Hartford Investment Management Company c/o Portfolio Support P.O. Box 1744 Hartford, CT 06144-1744 Fax: 860-297-8875/8876 Overnight Mail Address: 55 Farmington Avenue Hartford, CT 06105

Address / Fax # for all other notices

E-Mail Address:

Dawn.crunden@himco.com and PrivatePlacements.Himco@Himco.com

Subject to confirmation copy of notice being sent same day by recognized international commercial delivery services to the following address:

Hartford Investment Management Company

c/o Investment Department – Private Placements

P.O. Box 1744

Hartford, CT 06144-1744

Fax: 860-297-8884

Overnight Mail Address:

55 Farmington Avenue

Hartford, CT 06105

Instructions re Delivery of Note(s)	JP Morgan Chase 4 New York Plaza New York, NY 10004 Attn: Brian Cavanaugh, Phy/Rec - 11th Floor Custody Account Number: G06612-HVA-B (must appear on outside of envelope)

Schedule A-53

Purchaser Name	HARTFORD LIFE INSURANCE COMPANY
Signature Block	HARTFORD LIFE INSURANCE COMPANY By: Hartford Investment Management Company Its Agent and Attorney-in-Fact By:___________________________ Name: Title:

Tax identification number	06-0974148

Schedule A-54

Purchaser Name	HARTFORD LIFE INSURANCE COMPANY
Name in which to register Note(s)	HARTFORD LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	2010-B-20; $4,000,000

Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                              714290 B@1

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	Hartford Investment Management Company c/o Portfolio Support P.O. Box 1744 Hartford, CT 06144-1744 Fax: 860-297-8875/8876 Overnight Mail Address: 55 Farmington Avenue Hartford, CT 06105

Address / Fax # for all other notices

E-Mail Address:

Dawn.crunden@himco.com and PrivatePlacements.Himco@Himco.com

Subject to confirmation copy of notice being sent same day by recognized international commercial delivery services to the following address:

Hartford Investment Management Company

c/o Investment Department – Private Placements

P.O. Box 1744

Hartford, CT 06144-1744

Fax: 860-297-8884

Overnight Mail Address:

55 Farmington Avenue

Hartford, CT 06105

Instructions re Delivery of Note(s)	JP Morgan Chase 4 New York Plaza New York, NY 10004 Attn: Brian Cavanaugh, Phy/Rec - 11th Floor Custody Account Number: G12037-TPL-B (must appear on outside of envelope)

Schedule A-55

Purchaser Name	HARTFORD LIFE INSURANCE COMPANY
Signature Block	HARTFORD LIFE INSURANCE COMPANY By: Hartford Investment Management Company Its Agent and Attorney-in-Fact By:___________________________ Name: Title:

Tax identification number	06-0974148

Schedule A-56

Purchaser Name	JACKSON NATIONAL LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	JACKSON NATIONAL LIFE INSURANCE COMPANY

Senior Note Registration Number(s); Principal Amount(s)	2010-A-22; $7,000,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

PPN:                             714290 B*3

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	Jackson National Life Insurance Company c/o The Bank of New York Attn: P & I Department P.O. Box 19266 Newark, NJ 07195 Tel: (718) 315-3035 Fax: (718) 315-3076

Address / Fax # for all other notices

PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements – Luke Stifflear

Tel: (312) 634-2597

Fax: (312) 634-0054

with a copy to

PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Investment Accounting - Craig Close

Tel: (312) 634-2502

Fax: (312) 634-0906

With copies of Financial Information also to:

Jackson National Life Insurance Company

225 West Wacker Drive, Suite 1500

Chicago, IL 60606-1228

Attn: Investment Accounting – Mark Stewart

Tel: (312) 338-5832

Fax: (312) 634-0048

Schedule A-57

Purchaser Name	JACKSON NATIONAL LIFE INSURANCE COMPANY
Instructions re Delivery of Notes	The Bank of New York Special Processing – Window A One Wall Street, 3rd Floor New York, NY 10286 Ref: JNL – JNL 241/ Non Insul., A/C #187241

Signature Block	JACKSON NATIONAL LIFE INSURANCE COMPANY By: PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company By:_____________________________ Name: Title:

Tax identification number	38-1659835

Schedule A-58

Purchaser Name	JACKSON NATIONAL LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	JACKSON NATIONAL LIFE INSURANCE COMPANY

Senior Note Registration Number(s); Principal Amount(s)	2010-B-21; $6,000,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                              714290 B@1

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	Jackson National Life Insurance Company c/o The Bank of New York Attn: P & I Department P.O. Box 19266 Newark, NJ 07195 Tel: (718) 315-3035 Fax: (718) 315-3076

Address / Fax # for all other notices

PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements – Luke Stifflear

Tel: (312) 634-2597

Fax: (312) 634-0054

with a copy to

PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Investment Accounting - Craig Close

Tel: (312) 634-2502

Fax: (312) 634-0906

With copies of Financial Information also to:

Jackson National Life Insurance Company

225 West Wacker Drive, Suite 1500

Chicago, IL 60606-1228

Attn: Investment Accounting – Mark Stewart

Tel: (312) 338-5832

Fax: (312) 634-0048

Schedule A-59

Purchaser Name	JACKSON NATIONAL LIFE INSURANCE COMPANY
Instructions re Delivery of Notes	The Bank of New York Special Processing – Window A One Wall Street, 3rd Floor New York, NY 10286 Ref: JNL – JNL ELI, A/C #187242

Signature Block	JACKSON NATIONAL LIFE INSURANCE COMPANY By: PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company By:_____________________________ Name: Title:

Tax identification number	38-1659835

Schedule A-60

Purchaser Name	FORT DEARBORN LIFE INSURANCE COMPANY
Name in which to register Note(s)	CUDD & CO

Note registration number(s); principal amount(s)	2010-A-23; $500,000

Payment on account of Notes Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

PPN:                             714290 B*3

Due date and application (as among principal, premium and interest) of the payment being made.

Address / fax # for notices relating to payments	Fort Dearborn Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Address / fax # for all other notices	Fort Dearborn Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Instructions re delivery of Notes	JPMorgan 4 New York Plaza, Floor 11 New York, NY 10004 Attn: Outsourcing Ref: Fort Dearborn Life Ins Co - MVA Account #: P65920

Sample signature block	FORT DEARBORN LIFE INSURANCE COMPANY By: Advantus Capital Management, Inc. By:___________________________ Name: Title:

Tax identification number	36-2598882

Schedule A-61

Purchaser Name	FORT DEARBORN LIFE INSURANCE COMPANY
Name in which to register Note(s)	CUDD & CO

Note registration number(s); principal amount(s)	2010-B-22; $500,000

Payment on account of Notes Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Due date and application (as among principal, premium and interest) of the payment being made.

Address / fax # for notices relating to payments	Fort Dearborn Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Address / fax # for all other notices	Fort Dearborn Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Instructions re delivery of Notes	JPMorgan 4 New York Plaza, Floor 11 New York, NY 10004 Attn: Outsourcing Ref: Fort Dearborn Life Ins Co Account - FIA #: P65920

Sample signature block	FORT DEARBORN LIFE INSURANCE COMPANY By: Advantus Capital Management, Inc. By:___________________________ Name: Title:

Tax identification number	36-2598882

Schedule A-62

Purchaser Name	INDUSTRIAL-ALLIANCE PACIFIC LIFE INSURANCE COMPANY
Name in which to register Note(s)	HARE & CO.

Note registration number(s); principal amount(s)	2010-A-24; $500,000

Payment on account of Notes Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

PPN:                             714290 B*3

Due date and application (as among principal, premium and interest) of the payment being made.

Address / fax # for notices relating to payments	Industrial-Alliance Pacific Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Address / fax # for all other notices	Industrial-Alliance Pacific Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Instructions re delivery of Notes	The Bank of New York One Wall Street – 3rd floor, INCOMING WINDOW New York, NY 10286 Ref: Account #: 271883, Account Name: Industrial-Alliance Pacific Life Insurance Co.

Sample signature block	INDUSTRIAL-ALLIANCE PACIFIC LIFE INSURANCE COMPANY By: Advantus Capital Management, Inc. By:___________________________ Name: Title:

Tax identification number	98-0018913

Schedule A-63

Purchaser Name	UNITED INSURANCE COMPANY OF AMERICA
Name in which to register Note(s)	HARE & CO.

Ten-Year Note registration number(s); principal amount(s)	2010-B-23; $2,000,000 2010-C-17; $2,500,000

Payment on account of Notes Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for all notices and communications	United Insurance Company of America c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Fax: (651) 223-5029

Instructions re delivery of Notes	The Bank of New York One Wall Street, 3rd Floor, Window “A” New York, NY 10286 Ref: Account Name: United Insurance Company of America (Advantus Capital Management) Account Number: 367937

Sample signature block	UNITED INSURANCE COMPANY OF AMERICA By: Advantus Capital Management, Inc. By:___________________________ Name: Title:

Tax identification number	36-1896670

Schedule A-64

Purchaser Name	THE MUTUAL SAVINGS LIFE INSURANCE COMPANY
Name in which to register Note(s)	BAND & CO.

Ten-Year Note registration number(s); principal amount(s)	2010-B-24; $1,500,000

Payment on account of Notes Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for all notices and communications	The Mutual Savings Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Fax: (651) 223-5029

Instructions re delivery of Notes

US Bank, N.A.

2204 Lakeshore Drive, Suite 302

Birmingham, AL 35209

Attn: Jennifer Ragsdale, EX-AL-WWPH

Ref: Account Name: Mutual Savings Life Insurance Company (Advantus

Capital Management), Account Number: 1192060706

Sample signature block	THE MUTUAL SAVINGS LIFE INSURANCE COMPANY By: Advantus Capital Management, Inc. By:___________________________ Name: Title:

Tax identification number	63-0148960

Schedule A-65

Purchaser Name	AMERICAN REPUBLIC INSURANCE COMPANY
Name in which to register Note(s)	WELLS FARGO BANK N.A. AS CUSTODIAN FOR AMERICAN REPUBLIC INSURANCE COMPANY

Ten-Year Note registration number(s); principal amount(s)	2010-B-25; $1,000,000

Payment on account of Notes Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for all notices and communications	American Republic Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Fax: (651) 223-5029

Instructions re delivery of Notes	Duane (Dewey) Johnson Wells Fargo – Investment Mgr Relations MAC N9306-036 733 Marquette Ave, 3rd Fl. Minneapolis, MN 55479 Account Name: American Republic Insurance Company Account Number: 20983400

Sample signature block	AMERICAN REPUBLIC INSURANCE COMPANY By: Advantus Capital Management, Inc. By:___________________________ Name: Title:

Tax identification number	42-0113630

Schedule A-66

Purchaser Name	THE CATHOLIC AID ASSOCIATION
Name in which to register Note(s)	WELLS FARGO BANK N.A. FBO THE CATHOLIC AID ASSOCIATION

Note registration number(s); principal amount(s)	2010-B-26; $500,000

Payment on account of Notes Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Due date and application (as among principal, premium and interest) of the payment being made.

Address / fax # for notices relating to payments	The Catholic Aid Association c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Address / fax # for all other notices	The Catholic Aid Association c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Instructions re delivery of Notes	Duane (Dewey) Johnson Wells Fargo – Investment Mgr Relations MAC N9306-036 733 Marquette Ave, 3rd Fl. Minneapolis, MN 55479 Account Name: The Catholic Aid Association Account Number: 23825801

Sample signature block	THE CATHOLIC AID ASSOCIATION By: Advantus Capital Management, Inc. By:___________________________ Name: Title:

Tax identification number	41-0182070

Schedule A-67

Purchaser Name	NEW ERA LIFE INSURANCE
Name in which to register Note(s)	CUDD & CO

Ten-Year Note registration number(s); principal amount(s)	2010-B-27; $500,000

Payment on account of Notes Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for all notices and communications	New Era Life Insurance c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Fax: (651) 223-5029

Instructions re delivery of Notes	JPMorgan Chase Bank N.A. 4 New York Plaza, Ground Floor New York, NY 10004 Ref: Account: New Era Life Insurance, Account #: P05155

Sample signature block	NEW ERA LIFE INSURANCE By: Advantus Capital Management, Inc. By:___________________________ Name: Title:

Tax identification number	74-2552025

Schedule A-68

Purchaser Name	COLORADO BANKERS LIFE INSURANCE COMPANY
Name in which to register Note(s)	CUDD & CO. F/A/O COLORADO BANKERS LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	2010-B-28; $500,000

Payment on account of Notes Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for all notices and communications	Colorado Bankers Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Fax: (651) 223-5029

Instructions re delivery of Notes	JP Morgan 4 New York Plaza, Floor 11 New York, NY 10004 Attn: Outsourcing Ref: Account # P65920

Sample signature block	COLORADO BANKERS LIFE INSURANCE COMPANY By: Advantus Capital Management, Inc. By:___________________________ Name: Title:

Tax identification number	84-0674027

Schedule A-69

Purchaser Name	TRUSTMARK INSURANCE COMPANY
Name in which to register Note(s)	ELL & CO.

Note registration number(s); principal amount(s)	2010-B-29; $500,000

Payment on account of Notes Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for all notices and communications	Trustmark Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Fax: (651) 223-5029

Instructions re delivery of Notes	Northern Trust Company of New York Harborside Financial Center 10, Suite 1401 3 Second Street Jersey City, NJ 07311 Attn: Jose Mero Ref: Acct#: 26-11938, Trustmark Insurance Company

Sample signature block	TRUSTMARK INSURANCE COMPANY By: Advantus Capital Management, Inc. By:___________________________ Name: Title:

Tax identification number	36-0792925

Schedule A-70

Purchaser Name	AMERICAN FIDELITY ASSURANCE COMPANY
Name in which to register Note(s)	FFB REGISTRATION

Ten-Year Note registration number(s); principal amount(s)	2010-C-18; $1,000,000

Payment on account of Notes Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for all notices and communications	American Fidelity Assurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Fax: (651) 223-5029

Instructions re delivery of Notes	InvesTrust 5101 N Classen, Suite 620 Oklahoma City, OK 73118 Attn: Trust Op (405-843-7177) Ref: Account Name: American Fidelity Assurance Company Account Number: 52010414

Sample signature block	AMERICAN FIDELITY ASSURANCE COMPANY By: Advantus Capital Management, Inc. By:___________________________ Name: Title:

Tax identification number	73-0714500

Schedule A-71

Purchaser Name	GREAT WESTERN INSURANCE COMPANY
Name in which to register Note(s)	WELLS FARGO FOR GREAT WESTERN INSURANCE COMPANY

Ten-Year Note registration number(s); principal amount(s)	2010-C-19; $500,000

Payment on account of Notes Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for all notices and communications	Great Western Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator Fax: (651) 223-5029

Instructions re delivery of Notes	Wells Fargo Investments LLC Attn: Securities Processing MAC N9311-13J Northstar West Bldg. 625 Marquette Ave. S – 13th Floor Minneapolis, MN 55402 Ref: Great Western Insurance Company #1827-3286

Sample signature block	GREAT WESTERN INSURANCE COMPANY By: Advantus Capital Management, Inc. By:___________________________ Name: Title:

Tax identification number	87-0395954

Schedule A-72

Purchaser Name	MONY LIFE INSURANCE COMPANY
Name in which to register Notes	MONY LIFE INSURANCE COMPANY

Registration number(s); principal amount(s)	2010-A-25; $4,000,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

PPN:                             714290 B*3

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	MONY Life Insurance Company c/o AllianceBernstein LP 1345 Avenue of the Americas, 38th Floor New York, New York 10105 Attention: Mike Maher Phone: 212-823-2873 Fax: 212-969-6298

Address / Fax # for all other notices	MONY Life Insurance Company c/o AllianceBernstein LP 1345 Avenue of the Americas, 37th Floor New York, NY 10105 Attention: Jeff Hughes Phone: 212-823-2744

Instructions re Delivery of Notes

MONY Life Insurance Company

c/o AXA/Equitable Life Insurance Company

1290 Avenue of the Americas, 12th Floor

New York, New York 10104

Attention: Neville Hemmings, Law Department

                  Telephone Number: (212) 314-4103

Signature Block	MONY LIFE INSURANCE COMPANY By:_________________________________ Name: Title:

Tax identification number	13-1632487

Schedule A-73

Purchaser Name	AXA EQUITABLE LIFE INSURANCE COMPANY
Name in which to register Notes	AXA EQUITABLE LIFE INSURANCE COMPANY

Registration number(s); principal amount(s)	2010-B-30; $7,000,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	AXA Equitable Life Insurance Company c/o AllianceBernstein LP 1345 Avenue of the America, 38th Floor New York, New York 10105 Attention: Cosmo Valente (Telephone #: 212-969-6384)

Address / Fax # for all other notices	AXA Equitable Life Insurance Company c/o AllianceBernstein LP 1345 Avenue of the Americas, 37th Floor New York, NY 10105 Attention: Jeff Hughes Phone: 212-823-2758

Instructions re Delivery of Notes	AXA Equitable Life Insurance Company 1290 Avenue of the Americas, 12th Floor New York, New York 10104 Attention: Neville Hemmings Telephone Number: (212) 314-4103

Signature Block	AXA EQUITABLE LIFE INSURANCE COMPANY By:_________________________________ Name: Title:

Tax identification number	13-5570651

Schedule A-74

Purchaser Name	BANKERS LIFE AND CASUALTY COMPANY
Name in Which to Register Note(s)	HARE & CO.

Senior Note Registration Number(s); Principal Amount(s)	2010-B-31; $5,000,000 2010-C-20; $5,000,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	John K. Nasser Manager, Investment Operations 40|86 Advisors, Inc. 535 N. College Drive Carmel, IN 46032 Tel: 317-817-6069 Fax: 317-817-2589

Address / Fax # for all other notices	Timothy L. Powell Vice President 40|86 Advisors, Inc. 535 N. College Drive Carmel, IN 46032 Tel: 317-817-3633 Fax: 317-817-2589

Instructions re Delivery of Notes	The Bank of New York One Wall Street, 3rd Floor Window A New York, NY 10286 Attn: Walter Fitzgerald (212-635-1262) Ref: Bankers Life and Cas.; a/c# 014814

Signature Block	BANKERS LIFE AND CASUALTY COMPANY By: 40|86 Advisors, Inc. acting as Investment Advisor By:_______________________ Name: Timothy L. Powell Title: Vice President

Tax identification number	36-0770740

Schedule A-75

Purchaser Name	PACIFIC LIFE INSURANCE COMPANY
Name in Which Note is Registered	MAC& CO., AS NOMINEE FOR PACIFIC LIFE INSURANCE COMPANY

Note Registration Number; Series; Principal Amount	2010-B-32; $5,000,000

Payment on Account of Note Method Account Information	Federal Funds Wire Transfer

Accompanying Information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Due date and application (as among principal, premium and interest) of the payment being made.

Address/Fax for Notices Related to Payments

Mellon Trust

Attn: Pacific Life Accounting Team

One Mellon Bank Center

Room 0930

Pittsburgh, PA 15259

And

Pacific Life Insurance Company

Attn: IMD – Cash Team

700 Newport Center Drive

Newport Beach, CA 92660-6397

Fax: (949) 718-5845

Address/Fax for All Other Notices	Pacific Life Insurance Company Attn: IMD - Portfolio Management 700 Newport Center Drive Newport Beach, CA 92660-6397 Fax: (949) 720-1963

Signature Block	PACIFIC LIFE INSURANCE COMPANY By:_______________________ Name: Title: By:_______________________ Name: Title:

Schedule A-76

Purchaser Name	PACIFIC LIFE INSURANCE COMPANY
Instructions re: Delivery of Notes

Mellon Securities Trust Company

One Wall Street

3rd Floor - Receive Window C

New York, NY 10286

Attn: Robert Ferraro (Tel: 212-635-1299)

Ref: A/C Name: Pacific Life Insurance Co. General Account,

A/C # PLCF1810132

Tax Identification Number	95-1079000

Schedule A-77

Purchaser Name	PACIFIC LIFE & ANNUITY COMPANY
Name in Which Note is Registered	MAC& CO., AS NOMINEE FOR PACIFIC LIFE & ANNUITY COMPANY

Note Registration Number; Series; Principal Amount	2010-B-33; $5,000,000

Payment on Account of Note Method Account Information	Federal Funds Wire Transfer

Accompanying Information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Due date and application (as among principal, premium and interest) of the payment being made.

Address/Fax for Notices Related to Payments

Mellon Trust

Attn: Pacific Life Accounting Team

One Mellon Bank Center

Room 0930

Pittsburgh, PA 15259

And

Pacific Life Insurance Company

Attn: IMD – Cash Team

700 Newport Center Drive

Newport Beach, CA 92660-6397

Fax: (949) 718-5845

Address/Fax for All Other Notices	Pacific Life Insurance Company Attn: IMD - Portfolio Management 700 Newport Center Drive Newport Beach, CA 92660-6397 Fax: (949) 720-1963

Signature Block	PACIFIC LIFE & ANNUITY COMPANY By:_______________________ Name: Title: By:_______________________ Name: Title:

Schedule A-78

Purchaser Name	PACIFIC LIFE & ANNUITY COMPANY
Instructions re: Delivery of Notes

Mellon Securities Trust Company

One Wall Street

3rd Floor - Receive Window C

New York, NY 10286

Attn: Robert Ferraro (Tel: 212-635-1299)

Ref: A/C Name: Pacific Life and Annuity Company,

A/C # PLCF1811612

Tax Identification Number	95-3769814

Schedule A-79

Purchaser Name	PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY
Name in Which to Register Note(s)	CUDD & CO.

Senior Note Registration Number(s); Principal Amount(s)	2010-C-21; $10,000,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	Provident Investment Management, LLC Private Placements One Fountain Square Chattanooga, Tennessee 37402 Telephone: (423) 294-1172 Fax: (423) 294-3351

Address / Fax # for all other notices	Provident Investment Management, LLC Private Placements One Fountain Square Chattanooga, Tennessee 37402 Telephone: (423) 294-1172 Fax: (423) 294-3351

Instructions re Delivery of Notes

JP Morgan Chase Bank

4 New York Plaza

11th Floor - Transfer Dept.

New York, NY 10004

Attn: John Bouquet / G06704 (Tel: 212-623-2840)

Ref: Account No.: G06704 (Provident Life and Accident Insurance Company)

Signature Block	PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY By: Provident Investment Management, LLC Its: Agent By: __________________________________ Name: Title:

Tax identification number	13-6022143 (CUDD & CO.)

Schedule A-80

Purchaser Name	CONNECTICUT GENERAL LIFE INSURANCE COMPANY
Name in which to register Note(s)	CIG & CO.

Note registration number(s); principal amount(s)	2010-B-34; $1,000,000 2010-B-35; $1,000,000 2010-B-36; $1,000,000 2010-C-22; $3,000,000 2010-C-23; $1,000,000

Payment on account of Note Method Account Information	Federal Funds Wire Transfer

Accompanying Information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments

CIG & Co.

c/o CIGNA Investments, Inc.

Attn: Fixed Income Securities

Wilde Building, A5PRI

900 Cottage Grove Rd.

Bloomfield, CT 06002

Fax: 860-226-8400

With a copy to:

J.P. Morgan Chase Bank

14201 Dallas Parkway, 13th Floor

Dallas, TX 75254-2916

Attn: Rudy Paredes, Mail Code TX1-J222

Tel: 469-477-1960

Fax: 469-477-1904

Address / Fax # for all other notices	CIG & Co. c/o CIGNA Investments, Inc. Attn: Fixed Income Securities Wilde Building, A5PRI 900 Cottage Grove Rd. Bloomfield, CT 06002 Fax: 860-226-8400

Schedule A-81

Purchaser Name	CONNECTICUT GENERAL LIFE INSURANCE COMPANY
Instructions re: delivery of Notes	J.P. Morgan Chase Bank 4 New York Plaza New York, NY 10004 Attn: Brian Cavanaugh Together with Transmittal to Securities Custodian Letter

Form signature block	CONNECTICUT GENERAL LIFE INSURANCE COMPANY By: CIGNA Investments, Inc. (authorized agent) By:__________________________________ Name: Title:

Tax Identification Number	13-3574027 (CIG & Co.)

Schedule A-82

Purchaser Name	LIFE INSURANCE COMPANY OF NORTH AMERICA
Name in which to register Note(s)	CIG & CO.

Note registration number(s); principal amount(s)	2010-B-37; $1,000,000 2010-C-24; $1,000,000

Payment on account of Note Method Account Information	Federal Funds Wire Transfer

Accompanying Information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments

CIG & Co.

c/o CIGNA Investments, Inc.

Attn: Fixed Income Securities

Wilde Building, A5PRI

900 Cottage Grove Rd.

Bloomfield, CT 06002

Fax: 860-226-8400

With a copy to:

J.P. Morgan Chase Bank

14201 Dallas Parkway, 13th Floor

Dallas, TX 75254-2916

Attn: Rudy Paredes, Mail Code TX1-J222

Tel: 469-477-1960

Fax: 469-477-1904

Address / Fax # for all other notices	CIG & Co. c/o CIGNA Investments, Inc. Attn: Fixed Income Securities Wilde Building, A5PRI 900 Cottage Grove Rd. Bloomfield, CT 06002 Fax: 860-226-8400

Schedule A-83

Purchaser Name	LIFE INSURANCE COMPANY OF NORTH AMERICA
Instructions re: delivery of Notes	J.P. Morgan Chase Bank 4 New York Plaza New York, NY 10004 Attn: Brian Cavanaugh Together with Transmittal to Securities Custodian Letter

Form signature block	LIFE INSURANCE COMPANY OF NORTH AMERICA By: CIGNA Investments, Inc. (authorized agent) By:__________________________________ Name: Title:

Tax Identification Number	13-3574027 (CIG & Co.)

Schedule A-84

Purchaser Name	SUN LIFE ASSURANCE COMPANY OF CANADA
Name in which to register Note(s)	SUN LIFE ASSURANCE COMPANY OF CANADA

Note registration number(s); principal amount(s)	2010-C-25; $5,000,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to routine payments and audit confirmations	Sun Life Financial Attn: Investments/Private Fixed Income - SC302D36 225 King Street South Waterloo, ON N2J4C5 Canada

Address / Fax # for all other notices and non-routine payments	Sun Capital Advisers LLC Attn: Investments/Private Fixed Income / SC1303 One Sun Life Executive Park Wellesley Hills, MA 02481

Instructions re Delivery of Notes	Sun Capital Advisers LLC Attn: Linda Guillette, SC 1303 One Sun Life Executive Park Wellesley Hills, MA 02481

Signature Block	SUN LIFE ASSURANCE COMPANY OF CANADA By:_____________________________ Name: Title: By:_____________________________ Name: Title:

Tax identification number	38-1082080

Schedule A-85

Purchaser Name	SUN LIFE ASSURANCE COMPANY OF CANADA
Name in which to register Note(s)	SUN LIFE ASSURANCE COMPANY OF CANADA

Note registration number(s); principal amount(s)	2010-C-26; $3,000,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to routine payments and audit confirmations	Sun Life Financial Attn: Investments/Private Fixed Income - SC302D36 225 King Street South Waterloo, ON N2J4C5 Canada

Address / Fax # for all other notices and non-routine payments	Sun Capital Advisers LLC Attn: Investments/Private Fixed Income / SC1303 One Sun Life Executive Park Wellesley Hills, MA 02481

Instructions re Delivery of Notes	Sun Capital Advisers LLC Attn: Linda Guillette, SC 1303 One Sun Life Executive Park Wellesley Hills, MA 02481

Signature Block	SUN LIFE ASSURANCE COMPANY OF CANADA By:_____________________________ Name: Title: By:_____________________________ Name: Title:

Tax identification number	N/A

Schedule A-86

Purchaser Name	GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Name in which Notes are to be registered	GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Note registration number(s); principal amount(s)	2010-A-26; $4,000,000 2010-B-38; $3,000,000

Payment on Account of Note Method Account Information	Federal Funds Wire Transfer

Accompanying Information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

PPN:                             714290 B*3

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Due date and application (as among principal, premium and interest) of the payment being made.

Address/Fax for Notices Related to Payments	Great-West Life & Annuity Insurance Company 8515 East Orchard Road, 3T2 Greenwood Village, CO 80111 Attn: Investments Division Fax: (303) 737-6193

Address/Fax for All Other Notices	Great-West Life & Annuity Insurance Company 8515 East Orchard Road, 3T2 Greenwood Village, CO 80111 Attn: Investments Division Fax: (303) 737-6193

Instructions re: delivery of Notes	The Bank of New York 3rd Floor, Window A One Wall Street New York, NY 10286 Attn: Receive/Deliver Dept Ref: Great-West Life A/C No. 640935

Signature Block	GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY By: ____________________________ Name: Title: By: ____________________________ Name: Title:

Tax Identification Number	84-0467907

Schedule A-87

Purchaser Name	AVIVA LIFE AND ANNUITY COMPANY
Name in which Notes are to be registered	HARE & CO.

Registration number(s); principal amount(s)	2010-B-39; $3,000,000 2010-C-27; $3,000,000

Payment on account of Note Method Account Information	Federal Funds Wire Transfer

Accompanying Information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # / Email for all Notices, including Financials, Compliance and Requests

PREFERRED REMITTANCE:

privateplacements@avivainvestors.com

Aviva Life and Annuity Company

c/o Aviva Investors North America, Inc.

699 Walnut Street, Suite 1800

Des Moines, IA 50309

Attn: Private Placements

Fax: 515-283-3439

Instructions re: delivery of Notes	The Bank of New York One Wall Street, 3rd Floor Window A New York, NY 10286 FAO: Aviva Life and Annuity Co-Annuity, A/C #010048

Form signature block	AVIVA LIFE AND ANNUITY COMPANY By: Aviva Investors North America, Inc., Its authorized attorney-in-fact By:____________________________ Name: Title:

Tax Identification Number	42-0175020 (Aviva Life and Annuity Company 13-6062916 (Hare & Co.)

Schedule A-88

Purchaser Name	AMERICAN UNITED LIFE INSURANCE COMPANY
Name in which to register Note(s)	AMERICAN UNITED LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	2010-A-27; $2,000,000

Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

PPN:                             714290 B*3

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	American United Life Insurance Company Attn: Mike Bullock, Securities Department One American Square Post Office Box 368 Indianapolis, IN 46206

Address / Fax # for all other notices	American United Life Insurance Company Attn: Mike Bullock, Securities One American Square Post Office Box 368 Indianapolis, IN 46206

Instructions re Delivery of Note(s)

Bank of New York

One Wall Street, 3rd Floor

New York, NY 10286

Attn: Anthony Saviano / Window A

Ref: American United Life, #186683

cc: Michelle Morris/NYC Physical Desk (same address as above)

cc: Mike Bullock

Signature Block	AMERICAN UNITED LIFE INSURANCE COMPANY By:________________________________________ Name: Title:

Tax identification number	35-0145825

Schedule A-89

Purchaser Name	LAFAYETTE LIFE INSURANCE COMPANY
Name in which to register Note(s)	LAFAYETTE LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	2010-B-40; $1,000,000

Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	American United Life Insurance Company Attn: Mike Bullock, Securities Department One American Square Post Office Box 368 Indianapolis, IN 46206

Address / Fax # for all other notices	American United Life Insurance Company Attn: Mike Bullock, Securities One American Square Post Office Box 368 Indianapolis, IN 46206

Instructions re Delivery of Note(s)	Lafayette Life Insurance Company ATTN: Tracy Gaylor 1905 Teal Road Lafayette, Indiana 47905

Signature Block	LAFAYETTE LIFE INSURANCE COMPANY By: American United Life Insurance Company, its Agent By: __________________________________ Name: Title:

Tax identification number	35-0457540

Schedule A-90

Purchaser Name	THE STATE LIFE INSURANCE COMPANY
Name in which to register Note(s)	THE STATE LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	2010-C-28; $1,500,000

Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	American United Life Insurance Company Attn: Mike Bullock, Securities Dept. One American Square Post Office Box 368 Indianapolis, IN 46206

Address / Fax # for all other notices	American United Life Insurance Company Attn: Mike Bullock, Securities One American Square Post Office Box 368 Indianapolis, IN 46206

Instructions re Delivery of Note(s)

Bank of New York

One Wall Street, 3rd Floor

New York, NY 10286

Attn: Anthony Saviano, Window A

Ref: The State Life Insurance Co. c/o American United Life Insurance

Company, #343761

cc: Michelle Morris/NYC Physical Desk (same address as above)

cc: Mike Bullock

Signature Block	THE STATE LIFE INSURANCE COMPANY By: American United Life Insurance Company, its Agent By:______________________________________ Name: Title:

Tax identification number	34-0684263

Schedule A-91

Purchaser Name	FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN
Name in which to register Note(s)	FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN

Note registration number(s); principal amount(s)	2010-C-29; $1,000,000

Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	Farm Bureau Life Insurance Company of Michigan 7373 W. Saginaw Hwy. Lansing, MI 48917 Attn: Steve Harkness

Address / Fax # for all other notices	American United Life Insurance Company Attn: Mike Bullock, Securities One American Square Post Office Box 368 Indianapolis, IN 46206

Instructions re Delivery of Note(s)	Comerica Bank, Trust Division Attn: Celeste M. Ludgwig 411 W. Lafayette Detroit, MI 48226 cc: Mike Bullock

Signature Block	FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN By: American United Life Insurance Company, its Agent By:____________________________________________ Name: Title:

Tax identification number	38-6056370

Schedule A-92

Purchaser Name	PIONEER MUTUAL LIFE INSURANCE COMPANY
Name in which to register Note(s)	PIONEER MUTUAL LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	2010-C-30; $500,000

Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	American United Life Insurance Company Attn: Mike Bullock, Securities Dept. One American Square Post Office Box 368 Indianapolis, IN 46206

Address / Fax # for all other notices	American United Life Insurance Company Attn: Mike Bullock, Securities One American Square Post Office Box 368 Indianapolis, IN 46206

Instructions re Delivery of Note(s)

Bank of New York

One Wall Street, 3rd Floor

New York, NY 10286

Attn: Anthony Saviano, Window A

Ref: Pioneer Mutual Life Insurance Co. c/o American United Life Insurance Company, #186709

cc: Michelle Morris/NYC Physical Desk (same address as above)

cc: Mike Bullock

Signature Block	PIONEER MUTUAL LIFE INSURANCE COMPANY By: American United Life Insurance Company, its Agent By:____________________________________________ Name: Title:

Tax identification number	45-0220640

Schedule A-93

Purchaser Name	ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Name in which Notes are to be registered	MAC & CO.

Registration number(s); principal amount(s)	2010-C-31; $5,000,000

Payment on account of Note Method Account Information	Federal Funds Wire Transfer

Accompanying Information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address/Fax for Notices Relating to Payments

Allianz Life Insurance Company of North America

c/o Allianz of America, Inc.

Attn: Private Placements

55 Greens Farms Road

P.O. Box 5160

Westport, Connecticut 06881-5160

Phone: 203-221-8580

Fax: 203-221-8539

E-mail: Brian.Landry@azoa.com

With a copy to:

Kathy Muhl

Supervisor – Income Group

The Bank of New York Mellon

Three Mellon Center – Room 3418

Pittsburgh, PA 15259

Tel: 412-234-5192

E-mail: muhl.kl@mellon.com

Address/Fax for All Other Notices

Allianz Life Insurance Company of North America

c/o Allianz of America, Inc.

Attn: Private Placements

55 Greens Farms Road

P.O. Box 5160

Westport, Connecticut 06881-5160

Tel: 203-221-8580

Fax: 203-221-8539

E-mail: blandry@azoa.com

Schedule A-94

Purchaser Name	ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Instructions re: delivery of Notes	Mellon Securities Trust Company One Wall Street 3rd Floor, Receive Window C New York, NY 10286 For Credit to: Allianz Life Insurance Company of North America, AZLife AZAF6700012

Form signature block	ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA By: Allianz of America, Inc. as the authorized signatory and investment manager By: ___________________________________ Name: Title:

Tax Identification Number	41-1366075

Schedule A-95

Purchaser Name	CUNA MUTUAL INSURANCE SOCIETY
Name in which to register Note(s)	TURNKEYS + CO

Note registration number(s); principal amount(s)	2010-C-32; $5,000,000

Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments

Email: DS-PRIVATEPLACEMENTS@CUNAMUTUAL.COM

CUNA Mutual Insurance Society

c/o MEMBERS Capital Advisors, Inc.

5910 Mineral Point Road

Madison, WI 53705-4456

Attn:      Jason Micks (Jason.Micks@cunamutual.com)

              Allen Cantrell (Al.Cantrell@cunamutual.com)

              John Britt (john.britt@cunamutual.com)

              Carrie Snell (carrie.snell@cunamutual.com)

Fax:    608-238-6370 (Jason Micks)

           608-236-8228 (Allen Cantrell)

           860-693-6402 (John Britt)

           608-231-8639 (Carrie Snell)

Address / Fax # for all other notices

Email: DS-PRIVATEPLACEMENTS@CUNAMUTUAL.COM

CUNA Mutual Insurance Society

c/o MEMBERS Capital Advisors, Inc.

5910 Mineral Point Road

Madison, WI 53705-4456

Attn:      Jason Micks (Jason.Micks@cunamutual.com)

              Allen Cantrell (Al.Cantrell@cunamutual.com)

              John Britt (john.britt@cunamutual.com)

              Carrie Snell (carrie.snell@cunamutual.com)

Fax:    608-238-6370 (Jason Micks)

           608-236-8228 (Allen Cantrell)

           860-693-6402 (John Britt)

           608-231-8639 (Carrie Snell)

Schedule A-96

Purchaser Name	CUNA MUTUAL INSURANCE SOCIETY
Instructions re Delivery of Note(s)	State Street Bank DTC/New York Window 55 Water Street Plaza Level – 3rd Floor New York, NY 10041 Attn: Robert Mendez Ref: ZT1E / Turnkeys + CO

Signature Block	CUNA MUTUAL INSURANCE SOCIETY By: MEMBERS Capital Advisors, Inc., acting as Investment Advisor By:_________________________________ Name: Allen R. Cantrell Title: Director, Investments

Tax identification number	39-0230590

Schedule A-97

Purchaser Name	UNITED OF OMAHA LIFE INSURANCE COMPANY
Name in which to register Note(s)	UNITED OF OMAHA LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	2010-C-33; $5,000,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.55% Senior Note, Series 2010-C, due April 30, 2022

PPN:                             714290 B#9

Due date and application (as among principal, premium and interest) of the payment being made.

Address for all notices in respect of payment of Principal and Interest, Corporate Actions, and Reorganization Notifications	JPMorgan Chase Bank 14201 Dallas Parkway - 13th Floor Dallas, TX 75254-2917 Attn: Income Processing – G. Ruiz a/c: G07097

Address for all other communications (i.e.: Quarterly / Annual reports, Tax filings, Modifications, Waivers regarding the indenture)	4 - Investment Accounting United of Omaha Life Insurance Company Mutual of Omaha Plaza Omaha, NE 68175-1011

Instructions re Delivery of Notes	JPMorgan Chase Bank 4 New York Plaza Ground Floor Receive Window New York, NY 10004 Ref: Account # G07097

Signature Block	UNITED OF OMAHA LIFE INSURANCE COMPANY By:___________________________ Name: Title:

Tax identification number	47-0322111

Schedule A-98

Purchaser Name	SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
Name in which to register Notes	SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Note registration number; principal amount	2010-A-28; $2,000,000 2010-B-41; $2,000,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

PPN:                             714290 B*3

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	Southern Farm Bureau Life Insurance Company 1401 Livingston Lane Jackson, MA 39213 Attn: Investment Department

Address / Fax # for all other notices

Southern Farm Bureau Life Insurance Company

P.O. Box 78

Jackson, MS 39205

Attn: Investment Department - David Divine

Fax: 601-981-3605

Email: ddivine@sfbli.com

by overnight mail:

1401 Livingston Lane

Jackson, MS 39213

Instructions re Delivery of Notes	David Divine Southern Farm Bureau Life Insurance Co. 1401 Livingston Lane Jackson, MS 39213

Signature Block	SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY By:_________________________________________ Name: Title:

Tax identification number	64-0283583

Schedule A-99

Purchaser Name	THE STANDARD FIRE INSURANCE COMPANY
Name in which to register Note(s)	THE STANDARD FIRE INSURANCE COMPANY

Note registration number; principal amount	2010-A-29; $2,000,000

Payment on account of Note Method Account Information	Bank Wire Transfer of Federal or Other Immediately Available Funds

Accompanying Information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

PPN:                             714290 B*3

Due date and application (as among principal, premium and interest) of the payment being made.

Address/Fax for all notices and communications, including notices relating to payments	The Standard Fire Insurance Company c/o The Travelers Companies, Inc. 9275-NB11B 385 Washington Street St. Paul, MN 55102-1396

Address/Fax for All Other Notices	The Standard Fire Insurance Company c/o The Travelers Companies, Inc. 9275-NB11B 385 Washington Street St. Paul, MN 55102-1396

Instructions re: delivery of Notes	The Standard Fire Insurance Company c/o The Travelers Companies, Inc. 9275-NB11B 385 Washington Street St. Paul, MN 55102-1396 Attn: Christine Larson

Form signature block	THE STANDARD FIRE INSURANCE COMPANY By:_______________________________________ Name: Title:

Tax Identification Number	06-6033509

Schedule A-100

Purchaser Name	THE TRAVELERS INDEMNITY COMPANY
Name in which to register Note(s)	THE TRAVELERS INDEMNITY COMPANY

Note registration number; principal amount	2010-B-42; $2,000,000

Payment on account of Note Method Account Information	Bank Wire Transfer of Federal or Other Immediately Available Funds

Accompanying Information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Due date and application (as among principal, premium and interest) of the payment being made.

Address/Fax for Notices Relating to Payments	The Travelers Indemnity Company c/o The Travelers Companies, Inc. 9275-NB11B 385 Washington Street St. Paul, MN 55102-1396

Address/Fax for All Other Notices	The Travelers Indemnity Company c/o The Travelers Companies, Inc. 9275-NB11B 385 Washington Street St. Paul, MN 55102-1396

Instructions re: delivery of Notes	The Travelers Indemnity Company c/o The Travelers Companies, Inc. 9275-NB11B 385 Washington Street St. Paul, MN 55102-1396 Attn: Christine Larson

Form signature block	THE TRAVELERS INDEMNITY COMPANY By: _______________________________________ Name: Title:

Tax Identification Number	06-0566050

Schedule A-101

Purchaser Name	LIFE INSURANCE COMPANY OF THE SOUTHWEST
Name in Which to Register Note(s)	LIFE INSURANCE COMPANY OF THE SOUTHWEST

Ten-Year Note registration number(s); principal amount(s)	2010-B-43; $3,000,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:        PERRIGO COMPANY

Description of

Security:                      5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	Life Insurance Company of the Southwest c/o National Life Insurance Company One National Life Drive Montpelier, VT 05604 Attn: Private Placements Fax: 802-223-9332

Address / Fax # for all other notices	Life Insurance Company of the Southwest c/o National Life Insurance Company One National Life Drive Montpelier, VT 05604 Attn: Private Placements Fax: 802-223-9332

Instructions re Delivery of Notes	Life Insurance Company of the Southwest c/o National Life Insurance Company One National Life Drive Montpelier, VT 05604 Attn: R. Scott Higgins

Signature Block	LIFE INSURANCE COMPANY OF THE SOUTHWEST By:______________________________________ Name: Title:

Tax identification number	75-0953004

Schedule A-102

Purchaser Name	THE UNION CENTRAL LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	CUDD & CO. AS NOMINEE FOR THE UNION CENTRAL LIFE INSURANCE COMPANY

Ten-Year Note registration number(s); principal amount(s)	2010-A-30; $1,000,000 2010-B-44; $1,000,000

Payment on account of Note Method Account Information	Federal Funds Wire Transfer

Accompanying Information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

PPN:                             714290 B*3

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Due date and application (as among principal, premium and interest) of the payment being made.

Address/Fax for Notices Relating to Payments	The Union Central Life Insurance Company 1876 Waycross Rd. Cincinnati, Ohio 45240 Attn: Treasury Department Fax: 513-674-5275

Address/Fax for All Other Notices	The Union Central Life Insurance Company c/o Summit Investment Partners 390 North Cotner Blvd. Lincoln, NE 68505 Fax: 402-467-6970

Instructions re: delivery of Notes	JPMorgan Chase Bank 4 New York Plaza, 11th Floor New York, NY 10004 Attn: Transfer Support Unit Ref: Account P72228, The Union Central Life Insurance Company Cc: Andy White

Form signature block	THE UNION CENTRAL LIFE INSURANCE COMPANY By: Summit Investment Partners, as Agent By:_____________________________ Name: Andrew S. White Title: Managing Director - Private Placements

Tax Identification Number	31-0472910 (Union Central) 13-6022143 (Cudd & Co.)

Schedule A-103

Purchaser Name	AMERITAS LIFE INSURANCE CORP.
Name in Which to Register Note(s)	CUDD & CO. AS NOMINEE FOR AMERITAS LIFE INSURANCE CORP.

Ten-Year Note registration number(s); principal amount(s)	2010-A-31; $1,000,000

Payment on account of Note Method Account Information	Bank Wire Transfer of Federal or Other Immediately Available Funds

Accompanying Information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

PPN:                             714290 B*3

Due date and application (as among principal, premium and interest) of the payment being made.

Address/Fax for Notices Relating to Payments	Ameritas Life Insurance Corp. c/o Summit Investment Partners 390 North Cotner Blvd. Lincoln, NE 68505 Fax: 402-467-6970

Address/Fax for All Other Notices	Ameritas Life Insurance Corp. c/o Summit Investment Partners 390 North Cotner Blvd. Lincoln, NE 68505

Instructions re: delivery of Notes	JPMorgan Chase Bank, N.A. 4 New York Plaza, 11th Floor New York, NY 10004 Attn: Transfer Support Unit Ref: Account P72220, Ameritas Life Insurance Corp. Cc: Andy White

Form signature block	AMERITAS LIFE INSURANCE CORP. By: Summit Investment Partners, as Agent By:_____________________________ Name: Andrew S. White Title: Managing Director - Private Placements

Tax Identification Number	47-0098400 (Ameritas) 13-6022143 (Cudd & Co.)

Schedule A-104

Purchaser Name	THRIVENT FINANCIAL FOR LUTHERANS
Name in which to register Note(s)	SWANBIRD & CO.

Note registration number(s); principal amount(s)	2010-A-32; $3,000,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

PPN:                             714290 B*3

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to scheduled payments, payments or rate resets

Investment Division - Private Placements

Attn: Alan D. Onstad

Thrivent Financial for Lutherans

625 Fourth Avenue South

Minneapolis, MN 55415

Fax: 612-844-4027

With a copy to:

                                                 (f) Thrivent Accounts

State Street Kansas City

801 Pennsylvania

Kansas City, MO 64105

Attention: Brian Kershner

Fax: 816-871-5509

Address / Fax # for all other notices	Thrivent Financial for Lutherans Attn: Investment Division - Private Placements 625 Fourth Avenue South Minneapolis, MN 55415 Fax: 612-844-4027

Instructions re Delivery of Notes

DTC/New York Window

55 Water Street

Plaza Level - 3rd Floor

New York, NY 10041

Attention: Robert Mendez

Ref:         Account: State Street

                Fund Name: Thrivent Financial for Lutherans

                Fund Number: NCE1

                Nominee Name: Swanbird & Co.

                Nominee Tax ID Number: 04-3475606

With a copy to Marlene Nogle, Esq.

Schedule A-105

Purchaser Name	THRIVENT FINANCIAL FOR LUTHERANS
Signature Block	THRIVENT FINANCIAL FOR LUTHERANS By:___________________________ Name: Title:

Tax identification number	39-0123480

Schedule A-106

Purchaser Name	FARM BUREAU PROPERTY & CASUALTY COMPANY
Name in which to register Notes	CUDD & CO.

Second Closing Series D Note registration number; principal amount	2010-A-33; $2,000,000

Payment on account of Note Method Account information	Federal Funds Wire Transfer

Accompanying information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       4.91% Senior Note, Series 2010-A, due April 30, 2017

PPN:                             714290 B*3

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	Farm Bureau Property & Casualty Company 5400 University Avenue West Des Moines, IA 50266 Attn: Securities Dept. Fax: (515) 225-4653

Address / Fax # for all other notices	Farm Bureau Property & Casualty Company 5400 University Avenue West Des Moines, IA 50266 Attn: Securities Dept. Fax: (515) 225-4653

Instructions re Delivery of Notes	JP Morgan Chase Bank 4 New York Plaza - Ground Floor Window New York, NY 10005 Attn: Receive Window Reference: G10557, Farm Bureau Life Insurance Company

Signature Block	FARM BUREAU PROPERTY & CASUALTY COMPANY By:_________________________ Name: Herman L. Riva Title: Senior Portfolio Manager

Tax identification number	13-6022143 (Cudd & Co.)

Schedule A-107

Purchaser Name	THE OHIO NATIONAL LIFE INSURANCE COMPANY
Name in which to register Notes	THE OHIO NATIONAL LIFE INSURANCE COMPANY

Registration number(s); principal amount(s)	2010-B-45; $2,000,000

Payment on account of Note Method Account Information	Federal Funds Wire Transfer

Accompanying Information

Name of Issuer:          PERRIGO COMPANY

Description of

Security:                       5.45% Senior Note, Series 2010-B, due April 30, 2020

PPN:                             714290 B@1

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	The Ohio National Life Insurance Company Post Office Box 237 Cincinnati, OH 45201 Attention: Investment Department Fax: 513-794-4506 Street Address: One Financial Way Cincinnati, OH 45242

Address / Fax # for all other notices	The Ohio National Life Insurance Company Post Office Box 237 Cincinnati, OH 45201 Attention: Investment Department Fax: 513-794-4506 Street Address: One Financial Way Cincinnati, OH 45242

Instructions re: delivery of Notes	The Ohio National Life Insurance Company Attn: Investments One Financial Way Cincinnati, OH 45242

Form signature block	THE OHIO NATIONAL LIFE INSURANCE COMPANY By:____________________ Name: Title:

Tax Identification Number	31-0397080

Schedule A-108

Schedule 8.3 to First Supplement

Supplement Disclosure Documents

No disclosure

Schedule 8.4 to First Supplement

Subsidiaries of the Company

(a)

(i)	Listed below are the Company’s Subsidiaries, the jurisdiction of their organization and the percentage of shares of capital stock owned by the Company in such Subsidiary:

Legal Name	Jurisdiction	Ownership percentage
Agis Commercial Agencies (1989) Ltd.	Israel	100%
Agis Investments (2000) Ltd.	Israel	100%
Arginet Investments and Property (2003) Ltd.	Israel	100%
Barum Limited	UK	100%
Brunel Pharma Ltd.	UK	100%
Chemagis B.V.	Netherlands	100%
Chemagis India Private Ltd.	India	51%
Chemagis Ltd.	Israel	100%
Chemagis USA Inc.	US	100%
Dovechem Ltd.	Israel	100%
Elite Soap Manufacturers (1986) Ltd	Israel	100%
Enprofen Ltd.	UK	100%
Galpharm Consultancy Ltd.	UK	100%
Galpharm Healthcare Ltd.	UK	100%
Galpharm International Ltd.	UK	100%
Galpharm Licensing Ltd.	UK	100%
Galpharm Trading Ltd.	UK	100%
Healthy Ideas Ltd.	UK	100%
Indo-China Trading Ltd.	UK	100%
Kiteacre Ltd.	UK	100%
L. Perrigo Company	US	100%*
Laboratorios DIBA S.A.	Mexico	100%
Neca Chemicals (1952) Ltd.	Israel	100%
Neca Cosmetics Products (1990) Ltd.	Israel	100%
Neca Marketing (1983) Ltd.	Israel	99.999%
Orion Laboratories (NZ) Limited	New Zealand	100%
Orion Laboratories Pty Limited	Australia	100%
Pan-European Pharmaceuticals Ltd.	UK	100%
Perrigo API (India)	India	85%
Perrigo Asia Holding Company	Mauritus	100%
Perrigo Australian Holding Company I Pty Limited	Australia	100%
Perrigo Australian Holding Company II Pty Limited	Australia	100%
Perrigo China Business Trust	China	100%
Perrigo China Business Trustee, LLC	US	100%
Perrigo Company of South Carolina Inc.	US	100%*

Perrigo Company of Tennessee Inc.	US	100%*
Perrigo de Mexico S.A. de C.V.	Mexico	100%
Perrigo Denmark K/S	Denmark	100%
Perrigo do Brasil LTDA.	Brazil	100%
Perrigo Florida, Inc.	US	100%
Perrigo Holland, Inc.	US	100%
Perrigo International Holdings II, Inc.	US	100%
Perrigo International Holdings Inc.	US	100%
Perrigo International Inc.	US	100%*
Perrigo Iowa, Inc.	US	100%
Perrigo Israel Holdings II, B.V.	Netherlands	100%
Perrigo Israel Holdings Ltd.	Israel	100%
Perrigo Israel Opportunities II Ltd.	Israel	100%
Perrigo Israel Pharmaceuticals Ltd.	Israel	100%
Perrigo Israel Trading Limited Partnership	Israel	100%
Perrigo Laboratories India Private Ltd.	India	100%
Perrigo LLC	US	100%
Perrigo Mexico Holding S.A. de C.V.	Mexico	100%
Perrigo Mexico Investment Holdings, LLC	US	100%
Perrigo Netherlands Finco 2 B.V.	Netherlands	100%
Perrigo Netherlands Finco 1 Coöperatief U.A.	Netherlands	100%
Perrigo New York, Inc.	US	100%
Perrigo Pharmaceuticals Company	US	100%*
Perrigo Receivables, LLC	US	100%
Perrigo Research and Development Company	US	100%*
Perrigo Sales Corporation	US	100%*
Perrigo Sourcing Solutions, Inc.	US	100%*
Perrigo Trading (Shanghai) Co. Ltd.	China	100%
Perrigo U.K. Acquisition Limited	UK	100%
Perrigo UK FINCO Limited Partnership	UK	100%
Perrigo Ventures Limited Partnership	UK	100%
Pharma Clal Ltd.	Israel	100%
PJET, Inc.	US	100%*
Quimica Y Farmacia S.A. de C.V.	Mexico	100%
Vesteck Ltd.	Israel	100%
Wrafton Laboratories Limited	UK	100%
Wrafton Trustees Limited	UK	100%

*	Indicates direct Subsidiaries of Perrigo Company.

(ii)	Below is the Company’s only Affiliate:

Legal Name	Jurisdiction	Ownership percentage
Zibo Xinhua - Perrigo Pharmaceutical Company Ltd	China	49.90%

(iii)	Below are the Company’s current directors and senior officers:

Directors

•	Moshe Arkin

•	Laurie Brlas

•	Gary M. Cohen

•	David T. Gibbons

•	Ran Gottfried

•	Ellen R. Hoffing

•	Michael J. Jandernoa

•	Gary K. Kunkle, Jr.

•	Herman Morris, Jr.

•	Joseph C. Papa

•	Ben-Zion Zilberfarb

Senior Officers

• Joseph C. Papa	Chairman, President and Chief Executive Officer

• Judy L. Brown	Executive Vice President and Chief Financial Officer

• John T. Hendrickson	Executive Vice President, Global Operations and Supply Chain

• Todd W. Kingma	Executive Vice President, General Counsel and Secretary

• Sharon Kochan	Executive Vice President, U.S. Generics

• Refael Lebel	Executive Vice President and President, Perrigo Israel

• Jeffrey R. Needham	Executive Vice President, General Manager Consumer Healthcare

• Thomas M. Farrington	Senior Vice President and Chief Information Officer

• Jatin Shah, Ph.D.	Senior Vice President and Chief Scientific Officer

• Michael R. Stewart	Senior Vice President, Global Human Resources

• James C. Tomshack	Senior Vice President, Consumer Healthcare Sales

• Louis W. Yu, Ph.D.	Senior Vice President, Global Quality and Compliance

(c)

The agreements and instruments referenced in items 1, 2, 4 and 5 of disclosure (a) of Schedule 8.15 impose certain restrictions on the ability of Subsidiaries to pay dividends out of profits or make other similar distributions.

Schedule 8.5 to First Supplement

Financial Statements

The Company has delivered to each Purchaser, through incorporation by reference in the Supplement Memorandum, the financial statements of the Company and its Subsidiaries included in the Company’s Annual Report on Form 10-K for the twelve-month period ended June 27, 2009.

Schedule 8.15 to First Supplement

Existing Indebtedness

(a) Below is a list of all outstanding Indebtedness of the Company and its Subsidiaries as of April 30, 2010:

1.

Credit Agreement dated as of March 16, 2005 among the Company, the Foreign Subsidiary Borrowers party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank Leumi USA, as syndication agent, and Bank of America, N.A., Standard Federal Bank, N.A. and National City Bank of the Midwest, as Documentation Agents, as amended. Upon consummation of the Acquisition, the principal amount outstanding under the Credit Agreement will be $300,000,000. The obligations under the Credit Agreement are guaranteed by certain of the Company’s subsidiaries. The indebtedness under the Credit Agreement is secured by certain collateral as described in the Credit Agreement and in the Intercreditor Agreement.

2.

Term Loan Agreement, dated as of April 22, 2008 among the Company, certain lenders, JPMorgan Chase Bank, N.A. as Administrative Agent and RBS Citizens, N.A. as Syndication Agent, as amended. Upon consummation of the Acquisition, the principal amount outstanding under the Term Loan Agreement will be $125,000,000. The obligations under the Term Loan Agreement are guaranteed by certain of the Company’s subsidiaries. The indebtedness under the Term Loan Agreement is secured by certain collateral as described in the Term Loan Agreement and in the Intercreditor Agreement.

3.

Master Note Purchase Agreement dated as of May 29, 2008 by and among the Company and the purchasers listed on Schedule A thereto, as amended. The principal amount of the Series 2008 Notes (as defined therein) outstanding as of April 30, 2010 is $200,000,000. The principal amount of the Series 2010 Notes to be issued in connection with the First Supplement is $415,000,000. Upon consummation of the Acquisition, the principal amount outstanding under the Master Note Purchase Agreement will be $615,000,000. The obligations under the Master Note Purchase Agreement are guaranteed by certain of the Company’s subsidiaries. The indebtedness under the Master Note Purchase Agreement is secured by certain collateral as described in the Master Note Purchase Agreement and in the Intercreditor Agreement.

4.

Israeli Acquisition Cash Secured Loan dated as of March 16, 2005 between Perrigo Israel Holdings Ltd. and Bank Hapoalim B.M., as amended. Upon consummation of the Acquisition, the principal amount outstanding under the Israeli Acquisition Cash Secured Loan will be $400,000,000. The Israeli Acquisition Cash Secured Loan is secured by a cash deposit from Perrigo International Inc. in the amount of $400,000,000. The Company provided a letter of comfort to Bank Hapoalim B.M. with respect to certain matters relating to the Israeli Acquisition Cash Secured Loan. The Company’s aggregate liability under the comfort letter will not exceed $500,000.

5.

Perrigo Receivables Securitization Facility dated as of July 23, 2009 among Perrigo Receivables LLC as special purpose vehicle, Enterprise Funding Company LLC as conduit investor and uncommitted investor and Bank of America N.A. as managing agent, administrator and committed investor. Upon consummation of the Acquisition, the principal amount outstanding under the Receivables Securitization Facility will be $75,000,000.

6.	Indebtedness of the Company to a Wholly-Owned Subsidiary and Indebtedness of a Wholly-Owned Subsidiary to another Wholly-Owned Subsidiary or the Company.

(b)	Liens

No disclosure.

(c)	The agreements and instruments referenced in disclosure (a) above contain limitations on the amount of, or impose restrictions on the incurring of, Indebtedness of the Company.

Schedule 8.19(a) to First Supplement

Other Acquisition Documents

No disclosure

Schedule 8.19(b) to First Supplement

Exceptions to Representations and Warranties in Acquisition Documents

No disclosure

Exhibit 1-A to First Supplement

[FORM OF SERIES 2010-A NOTE]

THE SECURITY EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

PERRIGO COMPANY

4.91% Senior Note, Series 2010-A, due April 30, 2017

No. 2010-A-[ ]	[Date]
$[ ]	PPN: 714290 B*3

FOR VALUE RECEIVED, the undersigned, PERRIGO COMPANY (herein called the “Company”), a corporation organized and existing under the laws of the state of Michigan, promises to pay to [                                             ], or registered assigns, the principal sum of $[                    ] on April 30, 2017, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.91% per annum (subject to adjustment pursuant to Section 5(c) of the First Supplement referred to below) from the date hereof, payable semiannually, on April 30th and October 30th in each year, commencing with the April 30th or October 30th next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.91% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Series 2010-A Notes (herein called the “Notes”) issued pursuant to that certain First Supplement to Master Note Purchase Agreement dated as of April 30, 2010 (the “First Supplement”) which supplements that certain Master Note Purchase Agreement, dated as of May 29, 2008 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits of the First Supplement and the Note Purchase Agreement. Each holder of this

Note will be deemed, by its acceptance hereof, (i) to have agreed to the terms of the First Supplement and the Note Purchase Agreement, including the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Section 6 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note of the same series and for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the First Supplement and in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the state of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

PERRIGO COMPANY

By:
Name:	Judy L. Brown
Title:	Executive Vice President and Chief Financial Officer

Exhibit 1-B to First Supplement

[FORM OF SERIES 2010-B NOTE]

THE SECURITY EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

PERRIGO COMPANY

5.45% Senior Note, Series 2010-B, due April 30, 2020

No. 2010-B-[ ]	[Date]
$[ ]	PPN: 714290 B@1

FOR VALUE RECEIVED, the undersigned, PERRIGO COMPANY (herein called the “Company”), a corporation organized and existing under the laws of the state of Michigan, promises to pay to [                                         ], or registered assigns, the principal sum of $[                    ] on April 30, 2020, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.45% per annum (subject to adjustment pursuant to Section 5(c) of the First Supplement referred to below) from the date hereof, payable semiannually, on April 30th and October 30th in each year, commencing with the April 30th or October 30th next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 7.45% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Series 2010-B Notes (herein called the “Notes”) issued pursuant to that certain First Supplement to Master Note Purchase Agreement dated as of April 30, 2010 (the “First Supplement”) which supplements that certain Master Note Purchase Agreement, dated as of May 29, 2008 (as from time to time amended, the “Note Purchase

Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits of the First Supplement and the Note Purchase Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the terms of the First Supplement and the Note Purchase Agreement, including the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Section 6 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note of the same series and for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the First Supplement and in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the state of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

PERRIGO COMPANY

By:
Name:	Judy L. Brown
Title:	Executive Vice President and Chief Financial Officer

Exhibit 1-C to First Supplement

[FORM OF SERIES 2010-C NOTE]

THE SECURITY EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

PERRIGO COMPANY

5.55% Senior Note, Series 2010-C, due April 30, 2022

No. 2010-C-[ ]	[Date]
$[ ]	PPN: 714290 B#9

FOR VALUE RECEIVED, the undersigned, PERRIGO COMPANY (herein called the “Company”), a corporation organized and existing under the laws of the state of Michigan, promises to pay to [                                    ], or registered assigns, the principal sum of $[                    ] on April 30, 2022, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.55% per annum (subject to adjustment pursuant to Section 5(c) of the First Supplement referred to below) from the date hereof, payable semiannually, on April 30th and October 30th in each year, commencing with the April 30th or October 30th next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 7.55% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Series 2010-C Notes (herein called the “Notes”) issued pursuant to that certain First Supplement to Master Note Purchase Agreement dated as of April 30, 2010 (the “First Supplement”) which supplements that certain Master Note Purchase Agreement, dated as of May 29, 2008 (as from time to time amended, the “Note Purchase

Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits of the First Supplement and the Note Purchase Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the terms of the First Supplement and the Note Purchase Agreement, including the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Section 6 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note of the same series and for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the First Supplement and in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the state of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

PERRIGO COMPANY

By:
Name:	Judy L. Brown
Title:	Executive Vice President and Chief Financial Officer

Exhibit 4(a)(i) to First Supplement

MATTERS TO BE COVERED BY OPINION OF SPECIAL COUNSEL

FOR THE COMPANY

Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the First Supplement (or defined by reference therein) to which this Exhibit 4(a)(i) is attached and of which this Exhibit forms a part. For purposes hereof, the term “Note Purchase Documents” shall mean (i) the First Supplement, (ii) the Series 2010 Notes, (iii) the Subsidiary Guaranty, (iv) the Intercreditor Agreement, (v) the Pledge Agreement and Irrevocable Proxy (“Pledge Agreement”) given by Perrigo International in favor of the Collateral Agent dated as of May 29, 2008, (vi) the First Amendment to Collateral Agency and Intercreditor Agreement, dated as of April 30, 2010, by and between the holders of the Notes, the Collateral Agent and the administrative agents on behalf of the banks that are parties to the Intercreditor Agreement and (vii) the First Amendment to Master Note Purchase Agreement, dated as of April 29, 2010, by and between the Company and the holders of the Series 2008 Notes (the documents listed in items (i) through (vii) above are collectively referred to herein as the “Note Purchase Documents”).

1. The Company (a) is a corporation validly existing and in good standing under the laws of the State of Michigan, (b) has all requisite corporate power and authority to own or lease property and to transact business as presently conducted, and (c) has or, at the time of execution thereof, had all requisite corporate power and authority to execute and deliver, and has all requisite corporate power and authority to perform, the Note Purchase Agreement and the Note Purchase Documents to which it is a party and to issue and sell the Series 2010 Notes.

2. Each of the Subsidiary Guarantors (a) is a corporation validly existing and in good standing under the laws of its state of incorporation, and (b) has or, at the time of execution thereof, had all requisite corporate power and authority to execute and deliver, and has all requisite corporate power and authority to perform, the Note Purchase Documents to which each Subsidiary Guarantor is a party.

3. The Note Purchase Agreement and the Note Purchase Documents to which the Company is a party have been duly authorized by proper corporate action on the part of the Company, have been duly executed and delivered by an authorized officer of the Company, and constitute valid and binding agreements of the Company. If the Note Purchase Agreement and the Note Purchase Documents to which the Company is a party were governed by the Laws of the State of Michigan, they would be enforceable against the Company in accordance with their respective terms. However, in our opinion a Michigan court, or a Federal court sitting in Michigan, applying Michigan conflict of laws rules would honor the choice of New York Law to govern the Note Purchase Agreement and the Note Purchase Documents that provide that they are to be governed by New York Law.

4. The Note Purchase Documents to which each Subsidiary Guarantor is a party have been duly authorized by proper corporate action on the part of such Subsidiary Guarantor and have been duly executed and delivered by an authorized officer of each such Subsidiary Guarantor.

5. Each of the Note Purchase Documents to which each Subsidiary Guarantor is a party constitutes a valid and binding agreement of each Subsidiary Guarantor. If the Note Purchase Documents to which the Subsidiary Guarantors are parties were governed by the Laws of the State of Michigan, they would be enforceable against each Subsidiary Guarantor party thereto in accordance with their respective terms. However, in our opinion a Michigan court, or a Federal court sitting in Michigan, applying Michigan conflict of laws rules would honor the choice of New York Law to govern the Note Purchase Documents that provide that they are to be governed by New York Law.

6. The offer, sale, and delivery of the Series 2010 Notes by the Company and the delivery of the Subsidiary Guaranty by the Subsidiary Guarantors do not and did not at the time of delivery thereof require registration under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

7. No authorization, approval or consent of, and no registration or qualification with, any Governmental Authority is, or was at the time of delivery, required in connection with the execution, delivery and performance by (i) the Company of the Note Purchase Agreement or the Note Purchase Documents or the offering, issuance, and sale by the Company of the Series 2010 Notes, and (ii) any Subsidiary Guarantor of the Note Purchase Documents to which such Subsidiary Guarantor is a party.

8. The issuance and sale of the Series 2010 Notes by the Company, the performance by the Company of its obligations under the Series 2010 Notes, the Note Purchase Agreement and the First Supplement, and the execution and delivery of the Note Purchase Documents to which it is a party by the Company do not (i) violate any applicable law or any provision of the articles of incorporation or bylaws of the Company, or (ii) conflict with, or result in any breach or default under, or, except as permitted by the First Supplement and the Note Purchase Agreement result in the creation or imposition of any lien, charge or encumbrance on, the property of the Company pursuant to the provisions of any agreement or instrument known to us and to which the Company is a party or by which it or its property are bound.

9. The execution and delivery by each Subsidiary Guarantor of the Note Purchase Documents to which such Subsidiary Guarantor is a party and the performance of its obligations thereunder does not (i) violate any applicable law or any provision of the articles of incorporation, certificate of incorporation or bylaws of such Subsidiary Guarantor, or (ii) conflict with, or result in any breach or default under, or, except as permitted by the First Supplement and the Note Purchase Agreement result in the creation or imposition of any lien, charge or encumbrance on, the property of such Subsidiary Guarantor pursuant to the provisions of any agreement or instrument known to us and to which such Subsidiary Guarantor is a party or by which it or its property are bound.

10. Neither the Company nor any Subsidiary Guarantor is an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

11. Based on the representations and warranties set forth in the First Supplement, the issuance of the Series 2010 Notes and the intended use of the proceeds of the sale of the Series 2010 Notes as stated in Section 8.14 of the First Supplement, do not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

12. The provisions of the Pledge Agreement are effective under the UCC to create in favor of the Collateral Agent a security interest in the rights of Perrigo International in that portion of the collateral of Perrigo International, in which a security interest is purported to be granted under the Pledge Agreement and in which a security interest may be created under Article 9 of the UCC (the “Article 9 Collateral”).

13. The Collateral Agent’s security interest in the Article 9 Collateral of Perrigo International in which a security interest may be perfected by filing a financing statement under the UCC was perfected by the Collateral Agent’s filing of a financing statement on May 29, 2008, filing number 2008084567-8, with the Michigan Secretary of State.

14. Assuming the Collateral Agent has taken delivery and retains possession in the State of Michigan of certificates in registered form representing the securities pledged to the Collateral Agent pursuant to the Pledge Agreement (the “Pledged Securities”), and further assuming the Pledged Securities are each duly indorsed to the Collateral Agent or in blank by an effective endorsement or are accompanied by undated stock powers with respect thereto duly indorsed to the Collateral Agent or in blank by an effective endorsement, the Collateral Agent’s security interest in the rights of the Company in the Pledged Securities is perfected.

Exhibit 4(a)(ii) to First Supplement

FORM OF OPINION OF PURCHASERS COUNSEL

April 30, 2010

TO THE PURCHASERS SET FORTH

ON ANNEX 1 HERETO

Re:	Perrigo Company

$115,000,000 4.91% Senior Notes, Series 2010-A due April 30, 2017

$150,000,000 5.45% Senior Notes, Series 2010-B due April 30, 2020

$150,000,000 5.55% Senior Notes, Series 2010-C due April 30, 2022

Ladies and Gentlemen:

We have acted as special counsel for each of the Purchasers named on Annex 1 hereto (the “Purchasers”) in connection with issuance and sale by Perrigo Company, a Michigan corporation (the “Company”), of (a) $115,000,000 aggregate principal amount of its 4.91% Senior Notes, Series 2010-A due April 30, 2017 (the “Series 2010-A Notes”), (b) $150,000,000 aggregate principal amount of its 5.45% Senior Notes, Series 2010-B due April 30, 2020 (the “Series 2010-B Notes”), and (c) $150,000,000 aggregate principal amount of its 5.55% Senior Notes, Series 2010-C due April 30, 2022 (the “Series 2010-C Notes”; and together with the Series 2010-A Notes and the Series 2010-B Notes, collectively, the “Series 2010 Notes”). The Series 2010 Notes are being issued pursuant to that certain First Supplement to Master Note Purchase Agreement, dated as of April 30, 2010 (the “First Supplement”), by and among the Company and the Purchasers which supplements that certain Master Note Purchase Agreement, dated as of May 29, 2008, by and between the Company and each of the purchasers listed on Schedule A thereto (the “Initial Note Purchase Agreement”), as amended by that certain First Amendment to Master Note Purchase Agreement (the “First Amendment”) dated as of April 29, 2010 (the Initial Note Purchase Agreement, as amended by the First Amendment, the “Note Purchase Agreement”). Capitalized terms used herein, and not defined herein, have the respective meanings ascribed to them pursuant to the terms of the Note Purchase Agreement and the First Supplement.

This opinion is delivered to you pursuant to Section 4(c)(b) of the First Supplement. Our representation of the Purchasers has been as special counsel for the purposes stated above.

As to all matters of fact (including factual conclusions and characterizations and descriptions of purpose, intention or other state of mind), we have relied, with your permission, entirely upon:

(1)	the representations and warranties of the Company and the Purchasers set forth in the First Supplement, and the other documents listed below; and

(2)	certificates of public officials and of certain officers of the Company delivered in connection with the First Supplement Closing and the Offeree Letter (as defined below);

and have assumed, without independent inquiry, the accuracy of those representations, warranties, and certificates.

In connection with this opinion, we have examined originals or copies of the following documents:

(a)	the Initial Note Purchase Agreement and the First Amendment;

(b)	the First Supplement (the Note Purchase Agreement, as supplemented by the First Supplement, being referred to as the “Supplemented Note Purchase Agreement”);

(c)

the Series 2010 Notes, each dated the date hereof, in the form of Exhibit 1-A, 1-B or 1-C, as applicable, to the First Supplement and registered in the names and in the respective principal amounts and with the respective registration numbers as set forth on Schedule A to the First Supplement;

(d)	that certain Subsidiary Guaranty, dated as of May 29, 2008, given by each of the Subsidiaries of the Company party thereto (the “Subsidiary Guaranty”);

(e)

the Joinder dated as of April 23, 2010 (the “Joinder”), pursuant to which Perrigo International Holdings II, Inc. agreed to become a Subsidiary Guarantor under the Subsidiary Guaranty (the Subsidiary Guaranty, as supplemented by the Joinder, being referred to as the “Supplemented Subsidiary Guaranty”);

(f)	a certificate of an officer of the Company, dated the date hereof, certifying as to the matters set forth therein;

(g)	a certificate of the Secretary or Assistant Secretary of the Company and, dated the date hereof, and annexing thereto and certifying as accurate and complete:

(i)	the incumbency of the officers of the Company;

(ii)	copies of corporate resolutions authorizing the Company’s participation in the transactions contemplated by the Operative Documents (as defined below);

(iii)	a copy of the bylaws of the Company (the “Company Bylaws”); and

(iv)

a copy of the certificate of incorporation, including any amendments thereto, of the Company, certified by the Michigan Secretary of State (together with the Company Bylaws, collectively, the “Company’s Governing Documents”);

(h)	a certificate of the Secretary or Assistant Secretary of each Subsidiary Guarantor, dated the date hereof, and annexing thereto and certifying as accurate and complete:

(i)	the incumbency of such Subsidiary Guarantor;

(ii)	copies of corporate resolutions authorizing such Subsidiary Guarantor’s participation in the transactions contemplated by the Operative Documents;

(iii)	a copy of the bylaws of such Subsidiary Guarantor; and

(iv)

a copy of the certificate of incorporation of such Subsidiary Guarantor, including any amendments thereto, certified by the Secretary of State of the State of such Subsidiary Guarantor’s incorporation (together with the bylaws of such Subsidiary Guarantor, the “Subsidiary Guarantor’s Governing Documents”);

(i)	a Cross Receipt evidencing receipt of funds by the Company and receipt of the Series 2010 Notes by the Purchasers (the “Cross Receipt”);

(j)

the opinion of Warner Norcross & Judd LLP, special counsel to the Company and the Subsidiary Guarantors, dated the date hereof and delivered to the Purchasers pursuant to paragraph 4(c)(a) of the First Supplement; and

(k)	a letter addressed to the Company and Bingham McCutchen LLP from J.P. Morgan Securities, Inc. describing the manner of the offering of the Series 2010 Notes (the “Offeree Letter”).

The First Amendment, the First Supplement, the Series 2010 Notes, and the Joinder are hereinafter referred to collectively as the “Transaction Documents.” The Initial Note Purchase Agreement and the Subsidiary Guaranty are referred to herein collectively as the “Initial Documents”. The Transaction Documents, the Supplemented Note Purchase Agreement and the Supplemented Subsidiary Guaranty are hereinafter referred to as the “Operative Documents”.

This opinion is based entirely on our review of the documents listed in the preceding paragraph and we have made no other documentary review or investigation for purposes of this opinion. We express no opinion as to the attachment, validity, enforceability, perfection or priority of any security interest, mortgage or other lien or encumbrance.

Based on such investigation as we have deemed appropriate the opinion referred to in subparagraph (j) above is satisfactory in form and scope to us, and in our opinion you are justified in relying thereon.

We have assumed the genuineness of all signatures, the conformity to the originals of all documents reviewed by us as copies, the authenticity and completeness of all original documents reviewed by us in original or copy form, the legal competence of each individual executing any document, and that the Company, each Subsidiary Guarantor, and each other Person executing such documents (including, without limitation, the Initial Documents and the Transaction Documents) validly exists and is in good standing under the laws of the jurisdiction in which it was organized, had and has the power and authority to enter into and perform its obligations under all such documents under its governing organizational documents, applicable enterprise legislation and other applicable law, and is qualified to do business and is in good standing under the laws of each jurisdiction where such qualification is required generally or necessary in order for such party to enforce its rights under such documents. We have further assumed that such documents have been duly authorized, executed and delivered by each Person executing such documents and, as to Persons other than the Company, are binding upon and enforceable against such Persons. In addition, we have relied, to the extent we deem necessary and proper, on the Offeree Letter without independent investigation. We have further assumed that the Initial Documents are in full force and effect prior to giving effect to the execution of the Transaction Documents and the issuance of the Series 2010 Notes, have not been amended or modified (except as contemplated by the Transaction Documents), and that no events have occurred that would constitute a defense thereunder.

For purposes of this opinion, we have made such examination of law as we have deemed necessary. Except to the extent addressed below in paragraph 5, this opinion is limited solely to the internal substantive laws of the State of New York as applied by courts located in the State of New York without regard to choice of law, and the federal laws of the United States of America (except for federal and state tax, energy, utilities, national security, anti-terrorism, anti-money laundering, or antitrust laws, as to which we express no opinion), and we express no opinion as to the laws of any other jurisdiction. Our opinion in paragraph 2 below is based solely on a review of the Company’s Governing Documents and the Subsidiary Guarantors’ Governing Documents and we have not made any analysis of the internal substantive law of the jurisdiction of organization of the Company or any Subsidiary Guarantor, including statutes, rules or regulations or any interpretations thereof by any court, administrative body, or other government authority, and we express no opinion in paragraph 2 below as to the internal substantive law of the Company’s or any Subsidiary Guarantor’s jurisdiction of organization. We note that the Operative Documents contain provisions stating that they are to be governed by the laws of the State of New York (each, a “Chosen-Law Provision”). Except to the extent addressed below in paragraph 5 no opinion is given herein as to any Chosen-Law Provision, or otherwise as to the choice of law or internal substantive rules of law that any court or other tribunal may apply to the transactions contemplated by the Operative Documents. Except as set forth in paragraph 4 below, we express no opinions as to any securities or “blue sky” laws of any jurisdiction.

Our opinion is further subject to the following exceptions, qualifications and assumptions, all of which we understand to be acceptable to you:

(a)

We have assumed without any independent investigation (i) that the execution and delivery of the Transaction Documents and performance of the Operative Documents by each of the parties thereto do not and will not conflict with, or result in a breach of, the terms, conditions or provisions of, or result in a violation of, or constitute a default or require any consent (other than such consents as have been duly obtained) under, any organizational document of the Company or any Subsidiary Guarantor other than the Company’s Governing Documents and each Subsidiary Guarantor’s Governing Documents (including, without limitation, applicable corporate charter documents and by-laws), any order, judgment, arbitration award or stipulation, or any agreement, to which any of such parties is a party or is subject or by which any of the properties or assets of any of such parties is bound, (ii) that the statements regarding delivery and receipt of documents and funds referred to in the Cross Receipt between you and the Company are true and correct, and (iii) that the Operative Documents are valid and binding obligations of each party thereto to the extent that laws other than those of the State of New York are relevant thereto (other than the laws of the United States of America, but only to the limited extent the same may be applicable to the Company and relevant to our opinions expressed below).

(b)

The enforcement of any obligations of, or any security interest granted by, any Person whether under any of the Operative Documents or otherwise, may be limited by bankruptcy, insolvency, reorganization, moratorium, marshaling or other laws and rules of law affecting the enforcement generally of creditors’ rights and remedies (including such as may deny giving effect to waivers of debtors’ or guarantors’ rights); and we express no opinion as to the status under any fraudulent conveyance laws or fraudulent transfer laws of any of the obligations of, or any security interest granted by, any Person whether under the Operative Documents or otherwise.

(c)	We express no opinion as to the availability of any specific or equitable relief of any kind.

(d)

The enforcement of any of the Purchasers’ rights may in all cases be subject to an implied duty of good faith and fair dealing and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and will be subject to a duty to act in a commercially reasonable manner.

(e)	We express no opinion as to the enforceability of any particular provision of any of the Operative Documents relating to:

(i)	waivers of rights to object to jurisdiction or venue, or consents to jurisdiction or venue;

(ii)	waivers of rights to (or methods of) service of process, or rights to trial by jury, or other rights or benefits bestowed by operation of law;

(iii)	waivers of any applicable defenses, setoffs, recoupments, or counterclaims;

(iv)	the granting of any power of attorney or of any proxy to any Person;

(v)	exculpation or exoneration clauses, clauses relating to rights of indemnity or contribution, and clauses relating to releases or waivers of unmatured claims or rights;

(vi)	waivers or variations of legal provisions or rights which are not capable of waiver or variation under applicable law; or

(vii)	rights to indemnification and contribution insofar as such rights may be limited by applicable law or public policy.

(f)

We express no opinion as to the effect of suretyship defenses, or defenses in the nature thereof, with respect to the obligations of any guarantor, joint obligor, surety, accommodation party, or other secondary obligor.

(g)

Our opinion in paragraph 3 below is based solely on a review of generally applicable laws of the State of New York and the United States of America and not on any search with respect to, or review of, any orders, decrees, judgments or other determinations specifically applicable to the Company or any Subsidiary Guarantor.

(h)

We express no opinion as to the effect of events occurring, circumstances arising or changes of law becoming effective or occurring, after the date hereof on the matters addressed in this opinion letter, and we assume no responsibility to inform you of additional or changed facts, or changes in law, of which we may become aware.

Based on the foregoing, we are of the following opinions:

1.

Each of the Operative Documents to which the Company is a party constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms. Each of the Operative Documents to which any Subsidiary Guarantor is a party constitutes a legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its respective terms.

2.

The execution and delivery of each Transaction Document by the Company and each Subsidiary Guarantor party thereto, the issuance and sale of the Series 2010 Notes by the Company, and the performance of their respective obligations under the Operative Documents will not constitute a violation of the Company’s Governing Documents or any such Subsidiary Guarantor’s Governing Documents.

3.

Except for filings or recordings that may be necessary to perfect (or maintain the perfection of) or enforce the security interests created by the Collateral Documents, no consent, approval or authorization of, or designation, declaration, filing, registration, qualification or recordation with, any Governmental Authority is required under the laws of the State of New York or the United States of America in connection with (a) the execution or delivery of the Transaction Documents or the performance of each of the Operative Documents, or (b) the offer, issue, sale or delivery of the Series 2010 Notes by the Company, in each case under the circumstances contemplated by the Operative Documents.

4.

Under the circumstances contemplated by the Operative Documents, it is not necessary to register the offer and sale to you today of the Series 2010 Notes or the delivery of the Supplemented Subsidiary Guaranty under the Securities Act of 1933, as amended, or to qualify an indenture in respect of the issuance of the Series 2010 Notes under the Trust Indenture Act of 1939, as amended.

5.

Each Chosen-Law Provision in the Operative Documents is enforceable in accordance with New York General Obligations Law section 5-1401, as applied by a New York State court or a federal court sitting in New York and applying New York choice of law principles.

This opinion is delivered solely to the Purchasers and for the benefit of the Purchasers in connection with the First Supplement and may not be relied upon by the Purchasers for any other purpose or relied upon by any other person or entity (other than future holders of the Series 2010 Notes acquired in accordance with the terms of the Operative Documents) for any reason without our prior written consent.

Very truly yours,

BINGHAM McCUTCHEN LLP